OGE Energy Corp.

Proxy Statement
and
Notice of Annual Meeting

May 22, 2003

OG+E
[LOGO]

Contents

                                              Page
Chairman's Letter                               1   Notice of Annual Meeting
                                                    of Shareowners
Notice of Annual Meeting                        2   and Proxy Statement

Proxy Statement                                 3
                                                    Thursday, May 22, 2003, at 10:00 a.m.
  Proposal No. 1 - Election of Directors        4
                                                    National Cowboy and Western Heritage Museum
  Report of Audit Committee                     9   1700 Northeast 63rd Street
                                                    Oklahoma City, Oklahoma
  Executive Officers' Compensation             10

  Report of Compensation                       10
    Committee on Executive
      Compensation

  Summary Compensation Table                   14

  Pension Plan Table                           16

  Employment Agreements and                    17
    Change of Control Arrangements

  Company Stock Performance                    18

  Security Ownership                           19

  Equity Compensation Plan Information         19

  Section 16(a) Beneficial                     20
    Ownership Reporting Compliance

  Proposal No. 2 - Approval of                 20
    OGE Energy Corp. 2003
      Stock Incentive Plan

  Proposal No. 3 - Approval of                 25
    OGE Energy Corp. 2003 Annual
      Incentive Compensation Plan

  Change of Independent                        28
    Public Accountants

  Shareowner Proposals                         28

  Map                                          29

  Annex A - 2003 Stock Incentive Plan          A-1

  Annex B - 2003 Annual Incentive              B-1
    Compensation Plan

                                       i

OGE ENERGY CORP.

April 4, 2003

Dear Shareowner:

          You are cordially invited to attend the annual meeting of OGE Energy Corp. at 10:00 a.m. on Thursday, May 22, 2003, at the National Cowboy and Western Heritage Museum, 1700 Northeast 63rd Street, Oklahoma City, Oklahoma.

          The matters to be voted on at the meeting are described in the Notice of Annual Meeting of Shareowners and Proxy Statement on the following pages.

          Even though you may own only a few shares, your proxy is important in making up the total number of shares necessary to hold the meeting. Whether or not you plan to attend the meeting, please vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. Again this year, in addition to telephone voting, you also have the option of voting by the Internet. Instructions are included on the proxy card. Your vote will be appreciated.

          If you arrive before the meeting, you will have the opportunity to visit informally with the management of your Company. In addition to the business portion of the meeting, there will be reports on our current operations and outlook.

          Your continued interest in the Company is most encouraging and, on behalf of the Board of Directors and employees, I want to express our gratitude for your confidence and support.

                                              Very truly yours,

                                           /s/Steven E. Moore
                                              Steven E. Moore
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Notice of Annual Meeting
of Shareowners

          The Annual Meeting of Shareowners of OGE Energy Corp. will be held on Thursday, May 22, 2003, at 10:00 a.m. at the National Cowboy and Western Heritage Museum, 1700 Northeast 63rd Street, Oklahoma City, Oklahoma, for the following purposes:

          (1)   To elect three directors to serve for a three-year term;

          (2)   To approve the OGE Energy Corp. 2003 Stock Incentive Plan;

          (3)   To approve the OGE Energy Corp. 2003 Annual Incentive Compensation Plan; and

          (4)   To transact such other business as may properly come before the meeting.

The map on page 29 will assist you in locating the National Cowboy and Western Heritage Museum.

          Shareowners who owned stock on March 24, 2003, are entitled to notice of and to vote at this meeting or any adjournment of the meeting. A list of such shareowners will be available, as required by law, at our principal offices at 321 N. Harvey, Oklahoma City, Oklahoma 73102.

                                       /s/ Carla D. Brockman
                                           Carla D. Brockman
                                           Secretary

Dated: April 4, 2003

IMPORTANT — YOUR PROXY CARD IS ENCLOSED IN THIS ENVELOPE

          To assure your representation at the meeting, please vote your shares by the Internet, by telephone or by signing, dating and returning the proxy card promptly in the enclosed envelope. No postage is required for mailing in the United States. If your shares are held in the name of a broker, trust, bank or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

Proxy Statement

April 4, 2002

Introduction

          The Annual Meeting of Shareowners of OGE Energy Corp. (the “Company”) will be held at the National Cowboy and Western Heritage Museum, 1700 Northeast 63rd Street, Oklahoma City, Oklahoma, on May 22, 2003, at 10:00 a.m. For the convenience of those shareowners who may attend the meeting, a map is printed on page 29 that gives directions to the National Cowboy and Western Heritage Museum. At the meeting, it is intended that the first three items in the accompanying notice will be presented for action by the owners of the Company’s Common Stock. The Board of Directors does not now know of any other matters to be presented at the meeting, but, if any other matters are properly presented to the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

          Your Board of Directors is sending you this proxy statement in connection with the solicitation of your proxy for use at the Annual Meeting. When you vote by Internet, by telephone or by mail, you appoint Steven E. Moore, Herbert H. Champlin, and Martha W. Griffin as your representatives at the Annual Meeting. Mr. Moore, Mr. Champlin, and Mrs. Griffin will vote your shares, as you have instructed them, at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to vote your shares in advance of the meeting, just in case your plans change.

          If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Moore, Mr. Champlin and Mrs. Griffin will vote your shares, under your proxy, in accordance with their best judgment.

Voting Procedures; Revocation of Proxy

          You may vote by mail, by telephone, by Internet, or in person. To vote by mail, simply complete and sign the proxy card and mail it in the enclosed, prepaid and preaddressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the three named nominees for director and IN FAVOR OF the proposals to approve the OGE Energy Corp. 2003 Stock Incentive Plan and the OGE Energy Corp. 2003 Annual Incentive Compensation Plan.

          Shareowners of record also may vote by the Internet or by using the toll-free number listed on the proxy card. Telephone and Internet voting also is available to shareowners who hold their shares in the Dividend Reinvestment and Stock Purchase Plan and the OGE Energy Corp. Employees’ Stock Ownership and Retirement Savings Plan (the “Retirement Savings Plan”). The telephone voting and Internet voting procedure is designed to verify shareowners through use of a Control Number that is provided on each proxy card. This procedure allows you to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone or by the Internet, you do not have to mail in your proxy card. Please see your proxy card for specific instructions.

          If you wish to vote in person, we will pass out written ballots at the meeting. If you hold your shares in street name (i.e., they are held by your broker in an account for you), you must request a legal proxy from your broker in order to vote at the meeting.

          If you change your mind after voting your proxy, you can revoke your proxy and change your vote at any time before the polls close at the meeting. You can revoke your proxy by either signing another proxy with a later date, by voting by Internet, by telephone or by voting at the meeting. Alternatively, you may provide a written statement to the Company (attention Carla D. Brockman, Corporate Secretary) of your intention to revoke your proxy.

Record Date; Number of Votes

          If you owned shares of our Common Stock at the close of business on March 24, 2003, you are entitled to one vote per share upon each matter presented at the meeting.

          On March 1, 2003, there were 78,720,459 shares of Common Stock outstanding. The Company does not have any other outstanding class of voting stock. No person holds of record or, to our knowledge, beneficially owns more than 5% of our Common Stock.

Expenses of Proxy Solicitation
           We will pay all costs associated with preparing, assembling and mailing the proxy cards and proxy statements. We also will reimburse brokers, nominees, fiduciaries and other custodians for their expenses in forwarding proxy materials to shareowners. Officers and other employees of the Company may solicit proxies by mail, personal interview, telephone and/or telegraph. In addition, we have retained Mellon Investor Services to assist in the solicitation of proxies, at a fee of approximately $7,500 plus associated costs and expenses. Our employees will not receive any additional compensation for soliciting proxies.

Mailing of Proxy Statement and Annual Report
           This proxy statement and the enclosed proxy were mailed on or about April 4, 2003. Appendix A to this proxy statement has our audited financial statements and management’s discussion and analysis of results of operations and financial condition. This Appendix A, and our Summary Annual Report which contains Mr. Moore’s letter to shareowners, condensed financial statements and a summary discussion of results of operations were mailed with this proxy statement on or about March 31, 2003, to all of our shareowners who owned stock on March 24, 2003.

Voting Under Plans
           If you are a participant in our Dividend Reinvestment and Stock Purchase Plan (DRIP), your proxy will represent the shares held on your behalf under the DRIP and such shares will be voted in accordance with the instructions on your proxy. If you do not vote your proxy, your shares in the DRIP will not be voted.

          If you are a participant in our Retirement Savings Plan, you will receive a voting directive for shares allocated to your account. The trustee will vote these shares as instructed by you in your voting directive. If you do not return your voting directive, the trustee will vote your allocated shares in the same proportion that all plan shares are voted.

Voting of Shares Held in Street Name by
Your Broker
           Brokerage firms have authority under New York Stock Exchange Rules to vote customers' unvoted shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm, however, cannot vote customers’ shares on non- routine matters, such as the proposals to approve the OGE Energy Corp. 2003 Stock Incentive Plan and the OGE Energy Corp. 2003 Annual Incentive Compensation Plan. Accordingly, these shares (sometimes referred to as broker non-votes) are considered not entitled to vote on non-routine matters, rather than as a vote against the matter.

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS

          The Board of Directors of the Company presently consists of nine members. The directors are classified into three groups. One class of directors is elected at each year’s Annual Meeting for a three-year term and to continue in office until their successors are elected and qualified. The following three persons are the nominees of the Board to be elected for such three-year term at the Annual Meeting to be held on May 22, 2003: Mr. William E. Durrett, Mr. John D. Groendyke, and Mr. Steven E. Moore. Each of these individuals is currently a director of the Company whose term as a director is scheduled to expire at the Annual Meeting. For Mr. Durrett, who is 72, the Board of Directors has waived the Company’s retirement policy for directors. Under this retirement policy, directors are to retire upon completion of their term after reaching age 70. Mr. Durrett has agreed to serve until a successor is found.

          Mr. Hugh Hembree, III will retire from the Board effective at the Annual Meeting. Mr. Hembree served as a director of the Company’s principal subsidiary, Oklahoma Gas and Electric Company (“OG&E”), since 1985 and as a director of OGE Energy since its inception in 1996. The Board of Directors would like to express its sincere appreciation to Mr. Hembree for his many years of contribution and dedicated service.

          The enclosed proxy, unless otherwise specified, will be voted in favor of the election as directors of the previously listed three nominees. The Board of Directors does not know of any nominee who will be unable to serve, but if any of them should be unable to serve, the proxy holder may vote for a substitute nominee. No nominee or director owns more than .64% of any class of voting securities of the Company.

          For the nominees described herein to be elected as directors, they must receive a majority of the votes of shares of Common Stock present in person or by proxy and entitled to vote. Withholding authority is treated as a vote against.

          Each director of the Company during 2002 was also a director of OG&E. The Company became the parent company of OG&E pursuant to a corporate reorganization, effective December 31, 1996.

INFORMATION ABOUT DIRECTORS AND NOMINEES

          The following contains certain information as of March 1, 2003, concerning the three nominees for directors, as well as the directors whose terms of office extend beyond the Annual Meeting on May 22, 2003.

Nominees For Election For Term Expiring at 2006 Annual Meeting of Shareowners

       WILLIAM E. DURRETT, 72, is Senior Chairman of the Board of
American Fidelity  Corporation,  an insurance holding company and
Chairman of North American  Insurance Agency,  Inc. From May 1998
to  October  1999,  he served as  President  and Chief  Executive
Officer of North  American  Insurance  Agency,  Inc. From 1978 to
1998, Mr. Durrett served as President and Chief Executive Officer of American Fidelity  Corporation.  He also served as Chairman of
American  Fidelity  Corporation from 1989 to 1998. He also serves       [PHOTO]
as a member of the Boards and holds various  executive  positions in numerous other subsidiaries of American Fidelity  Corporation.
He also serves as a director of BOK Financial  Corporation and of
INTEGRIS  Health.  Mr. Durrett has been a director of the Company since December 31, 1996, and of OG&E since March 1991, and is a member of the audit and nominating committees of the Board.

       JOHN D.  GROENDYKE, 58, is Chairman of the Board and Chief
Executive  Officer of Groendyke  Transport  Incorporated,  a bulk truck transportation company in Enid, Oklahoma. Mr. Groendyke has worked at Groendyke Transport,  Inc. since 1965. Mr. Groendyke is
also Chairman of the Board and President of Bell Transport, Inc.;       [PHOTO]
Oringderrf Tank Line, Inc.;  Transport Company,  Inc.; and Triple
"A"  Transport  and is Chairman of the Board of GTI Insurance Co.
Inc. and of James,  Inc. Mr. Groendyke also serves as Director of
Central  Service Corp. and Central  National Bank. Mr.  Groendyke
has been a director of the Company since January 2003.

       STEVEN  E.  MOORE,  56, is Chairman,  President  and Chief
Executive  Officer  of  the  Company  and of  OG&E,  having  been appointed to such positions with the Company  effective  December
31, 1996.   Mr. Moore was appointed  President of OG&E in  August
1995,  and as  Chief  Executive  Officer and  Chairman of OG&E in
May 1996.   Mr. Moore  has  been  employed  by OG&E for more than       [PHOTO]
28 years,  having  previously  served as Senior Vice President of
Law and  Public  Affairs.  He also  serves as a  director  of BOK
Financial  Corporation,  INTEGRIS Health,  and has served on many industry-wide  committees in the electric utility  industry.  Mr.
Moore  has  been a  director  of the  Company  since  1996 and of
OG&E since October 1995.

Directors Whose Terms Expire at 2005 Annual Meeting of Shareowners

        HERBERT  H.  CHAMPLIN,   65,  is  President  of  Champlin
Exploration,  Inc., an independent oil producer,  and Chairman of
Enid Data  Systems,  computer  marketers,  both  located in Enid,
Oklahoma.  Mr.  Champlin has been a director of the Company since
December 31, 1996,  and of  OG&E since  1982, and is  a member of       [PHOTO]
the audit and compensation  committees of the Board. Mr. Champlin also  was  engaged  separately  during  2002  as a  part  of  his principal  business  occupation in the petroleum industry and had interests in oil and gas wells.

       MARTHA  W.  GRIFFIN,  68,  owner of Martha  Griffin  White
Enterprises,  is  presently  engaged  in  the  management  of her personal investments,  the operation of a ranch and various civic activities.  Prior to September 30, 1994,  she served as Chairman
of the Board of Griffin  Television,  Inc.,  located in  Oklahoma       [PHOTO]
City, Oklahoma, and Chairman of the Board of Griffin Food Company
(a subsidiary of Griffin Television, Inc.). Mrs. Griffin has been a director of the Company  since  December 31, 1996,  and of OG&E since 1987, and is a member of the  nominating  committee and the compensation committee of the Board.

       RONALD H. WHITE,  M.D.,  66, is a practicing  cardiologist and is President and Chief Executive Officer of Cardiology,  Inc.
in Oklahoma City. He serves as President, Partner and Director of
Oklahoma Cardiovascular  Associates, and a member of the Board of
Managers of Oklahoma Heart Hospital. He was a member of the Board       [PHOTO]
of Regents of the University of Oklahoma for 14 years.  Dr. White has been a director of the Company since  December 31, 1996,  and of OG&E  since  1989,  and is a member  of the  compensation  and nominating committees of the Board.

Directors Whose Terms Expire at 2004 Annual Meeting of Shareowners

       LUKE  R.  CORBETT,  56, is  Chairman  and Chief  Executive
Officer of  Kerr-McGee  Corporation,  which is engaged in oil and gas  exploration and production and chemical  operations.  He has been employed by Kerr-McGee  Corporation  for more than 17 years, having served as Chairman and Chief Executive Officer since 1997;
President  and Chief  Operating  Officer  from 1995 to 1997;  and
Group Vice  President  from 1992 to 1995. Mr. Corbett also serves       [PHOTO]
as  a  member  of  the  Board  of  Directors  of  BOK   Financial
Corporation, and Noble Drilling Corporation. Mr. Corbett has been a  director  of the  Company  since  December  31,  1996,  and of
OG&E   since   December  1,  1996,   and  is   chairman  of   the
compensation  committee and is a member of the audit committee of the Board.

       ROBERT  KELLEY,  57,  is President  of Kellco  Investments
Inc.,  a private  investment  company.  Prior to May 1, 2001,  he served as Chairman  of the Board of Noble  Affiliates,  Inc.,  an
independent   energy  company  with  exploration  and  production
operations in the United States and  international  operations in
China,  Equador,  Equatorial  Guinea  and the U.K.  sector of the
North Sea.  Prior to October 2, 2000 he also served as  President
and Chief Executive Officer of Noble Affiliates,  Inc. and of its       [PHOTO]
three subsidiaries:  Samedan Oil Corporation, Noble Gas Marketing
Inc., and Noble Trading,  Inc. Mr. Kelley also serves as a member of the Board of  Directors  of Lone Star  Technologies,  Inc. Mr.
Kelley has been a director  of the  Company  since  December  31,
1996,  and  of OG&E since  January 17, 1996,  and is  chairman of the audit committee and a member of the compensation committee of the Board.

       J.  D.  WILLIAMS,  65, is founder  and a former  member of
Williams & Jenson,  P.C., a law firm in Washington,  D. C. During
2002, the Company  retained  Williams & Jenson to perform various legal  services  on its behalf and  expects to retain  Williams &
Jenson to provide  similar  services  in 2003.  He  continues  to       [PHOTO]
practice  law  and is  involved  in  various  civic  and  related matters.  Mr.  Williams has been a director of the Company  since
January 2001, and is chairman of the nominating  committee and is a member of the audit committee of the Board.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

          Each member of our Board of Directors was also a director of OG&E during 2002 other than Mr. Groendyke who did not become a director of the Company and OG&E until 2003. The Board of Directors of the Company met on 6 occasions during 2002 and the Board of Directors of OG&E met on 6 occasions during 2002. Each director attended at least 88% of the total number of meetings of the Boards of Directors and the committees of the Boards on which he or she served, except Mr. Hembree who attended 67%.

          Committees.   The committees of the Company's Board of Directors include a compensation committee, an audit committee and a nominating and corporate governance committee. The Directors who are members of the various committees of the Company serve in the same capacity for purposes of the OG&E Board.

The members of the committees during 2002, and the duties and responsibilities of the committees are described below.

Name of Committee              Functions of the                       Number of
   and Members                    Committee                        Meetings in 2002

Compensation Committee:     Oversees                                       5
  Herbert H. Champlin       o compensation of principal
  Luke R. Corbett*              officers
  Martha W. Griffin         o salary policy
  H. L. Hembree, III        o benefit programs
  Robert Kelley             o compensation for outside
  Ronald H. White               directors
                            o future compensation objectives
                                and goals of the Company

Audit Committee:            Oversees financial reporting process           6
  Herbert H. Champlin       o evaluate performance of independent
  Luke R. Corbett               auditors
  William E. Durrett        o review and recommend selection of
  Robert Kelley*                independent auditors
  J.D. Williams             o discuss with internal and independent
                                auditors scope and plans for audits,
                                adequacy and effectiveness of
                                accounting and financial controls, and
                                results of their examinations
                            o review interim financial statements and
                                annual financial statements to be
                                included in Form 10-K
Nominating and Corporate
Governance Committee:       Reviews and recommends                      1
  William E. Durrett        o nominees for election as directors
  Martha W. Griffin         o membership of director committees
  H.L. Hembree, III         o succession plans
  Ronald H. White           o corporate governance guidelines
  J.D. Williams*            o evaluation of incumbent directors

* Chairperson

          Shareowner Nominations for Directors.  It is expected that the nominating committee will consider nominees recommended by shareowners in accordance with our By-laws. Our By-laws provide that, if you intend to nominate director candidates for election at an Annual Meeting of Shareowners, you must deliver written notice to the Corporate Secretary not later than 90 days in advance of the meeting. The notice must set forth certain information concerning you and the nominee(s), including each nominee’s name and address, a representation that you are entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in your notice, a description of all arrangements or understandings between you and each nominee and any other person pursuant to which the nomination or nominations are to be made by you, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) and the consent of each nominee to serve as a director if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          Director Compensation.  Compensation of nonofficer directors of the Company during 2002 consisted of an annual retainer fee of $59,000, of which $2,000 was payable monthly in cash (the same amount that has been paid monthly since August 1994) and $35,000 was deposited in the director’s account under the Directors’ Deferred Compensation Plan and converted to 2,126.367 common stock units based on the closing price of the Company’s Common Stock on December 2, 2002. Each non-officer director also received a grant during the first quarter of 2002 of stock options to purchase 4,100 shares of the Company’s common stock at an exercise price equal to the fair market value at the date of the grant. The options were granted at the same time and on the same terms as the grant to executive officers. The options have a 10 year term and vest over three years, with one-third of the options becoming exercisable at the end of each year. No stock option grants were made to directors in the first quarter of 2003. In addition, all non-officer directors received $1,000 for each Board meeting and $1,000 for each committee meeting attended. These amounts represent the total fees paid to directors in their capacities as directors of the Company and OG&E.

          Under the Directors’ Deferred Compensation Plan, nonofficer directors may defer payment of all or part of their attendance fees and the cash portion of their annual retainer fee, which deferred amounts are credited to their account on the date the deferred amounts otherwise would have been paid.

          Amounts credited to the accounts are assumed to be invested in one or more of the investment options permitted under the Plan. During 2002, those investment options included a Company Common Stock fund, whose value was determined based on the stock price of the Company’s Common Stock, a money market fund, a bond fund and several stock funds.

          When an individual ceases to be a director of the Company, all amounts credited under the Plan are paid in cash in a lump sum or installments. As an alternative to these investment options, prior to January 1, 2000, a non-officer director could elect to have all or any deferred portion of the attendance fees and the cash portion of the annual retainer fee applied to purchase life insurance for the director. Any deferred attendance or retainer fees used to purchase life insurance may not be transferred to other investment options.

          Historically, for those directors who retired from the Board of Directors after 10 years or more of service, the Company and OG&E continued to pay their annual cash retainer until their death. In November 1997, the Board eliminated this retirement policy for directors. Directors who retired prior to November 1997, however, will continue to receive benefits under the former policy.

REPORT OF AUDIT COMMITTEE

          The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management, however, has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

          The Audit Committee has five members, none of whom has any relationship to the Company that interferes with the exercise of his or her independence from management and the Company, and each of whom qualifies as independent under the standards used by the New York Stock Exchange, where the Company’s shares are listed. The Audit Committee operates under a written charter that has been approved by the Board of Directors. The Audit Committee annually reviews and reasseses the adequacy of its charter. Among other things, the charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements.

          In fulfilling its oversight responsibilities regarding the 2002 financial statements, the Audit Committee reviewed with Company management the audited financial statements contained in our Annual Report. The Audit Committee’s review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

          The Audit Committee also reviewed the 2002 financial statements with the Company’s independent auditors. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles. Our review with the independent auditors included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures received by the Audit Committee in accordance with the requirements of the Independence Standards Board.

          The Audit Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits for 2003. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held six meetings during 2002 and the Chairman of the Audit Committee met with the auditors by telephone on a quarterly basis to discuss the Company’s quarterly financial statements.

Fees For Independent Auditors

          As discussed further under the caption “Change of Independent Public Accountants” on page 28, on May 16, 2002, the Company, on the advice of the Audit Committee, dismissed Arthur Andersen LLP as its independent public accountants and engaged Ernst & Young LLP as its independent public accountants for fiscal year 2002. During 2002, Arthur Andersen rendered professional services to the Company in connection with, among other things, the review of the unaudited financial statements included in the Company’s Quarterly Report of Form 10-Q filed with the Securities and Exchange Commission on May 15, 2002. Also during 2002, Ernst & Young rendered professional services to the Company in connection with, among other things the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002 and the reviews of the unaudited financial statements included in the Company’s Quarterly Reports of Form 10-Q filed with the SEC on August 14, 2002 and November 14, 2002.

          During 2002, Arthur Andersen provided services to the Company in the following categories and amounts:

Audit Fees                              $    14,666
Financial Information Systems Design
  and Implementation Fees               $         0
All Other Fees 1                        $   283,434

          During 2002, Ernst & Young provided services to the Company in the following categories and amounts:

Audit Fees                              $ 1,122,104
Financial Information Systems Design
  and Implementation Fees               $         0
All Other Fees 1                        $   892,580

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal independent public accountants is compatible with maintaining auditor independence.

          In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board selected in March 2003 Ernst & Young as the Company’s independent auditors for 2003. The Board of Directors and the Audit Committee in their discretion may change the selection of the independent auditors at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders.

Audit Committee
Robert Kelley, Chairman
Herbert H. Champlin, member
Luke R. Corbett, member
William E. Durrett, member
J.D. Williams, member

1 Other Fees include, among other things, tax consulting and compliance, accounting work related to financings, and benefit plan audits.

EXECUTIVE OFFICERS’ COMPENSATION

          The Compensation Committee of the Board of Directors of the Company (the “Committee”) administers our executive compensation program. The Committee’s report on compensation paid to executive officers during 2002 is set forth below.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

          General.   The primary goals of the Committee in setting executive compensation in 2002 were: (i) to provide a competitive compensation package that would enable us to attract and retain key executives and (ii) to align the interests of our executives with those of our shareowners and also with our performance.

          Compensation to our executive officers in 2002 was comprised primarily of salary, annual awards under our Annual Incentive Compensation Plan and long-term awards under our Stock Incentive Plan. In an effort to ensure the continued competitiveness of our executive compensation policies, the Committee in setting base salaries and making annual and long-term incentive awards considered the compensation paid at the 50th percentile to executives with similar duties within the following three groups: (i) the 2001 Energy Services Industry Executive Compensation Database (the “Energy Services Survey Group”), consisting of approximately 92 electric services organizations, (ii) the 2001 General Industry Executive Compensation Database (the “General Industry Survey Group”), consisting of more than 1200 companies in general industries and (iii) the average of the Energy Services Survey Group and the General Industry Survey Group (the “Blended Industry Survey Group”).1 All compensation data from these surveys was size-adjusted so that it would compare to the Company’s or a subsidiary’s revenues, as appropriate, and was updated using a 4.5 percent update factor to reflect anticipated 2002 compensation levels.

          The Committee’s intent in setting salaries is to pay competitive rates. The annual and long-term incentive portions of an executive’s compensation are intended to achieve the Committee’s goal of aligning an executive’s interests with our shareowners’ and with our performance. These portions of an executive’s compensation are placed at risk and are linked to the accomplishment of specific results that are designed to benefit our shareowners and the Company, both in the long and short term. As a result, during years of excellent performance, executives are provided the opportunity to earn a highly competitive level of compensation and, conversely, in years of below-average performance, their compensation may be below competitive levels. Generally, higher level executive officers have a greater level of their compensation placed at risk.

          A Federal tax law currently limits our ability to deduct an executive’s compensation in excess of $1,000,000 unless such compensation qualifies as “performance based compensation” or certain other exceptions are met. This law did not impact us in 2002. The Committee has continued to analyze the structure of its salary and various compensation programs in light of this law. The Committee’s present intent is to take appropriate steps to ensure the continued deductibility of its executive compensation. For this reason, the Committee and the Board of Directors recommended, and the shareowners approved, the Stock Incentive Plan and a new Annual Incentive Plan at the 1998 Annual Meeting so that certain compensation payable thereunder would qualify for the “performance based compensation” exception to the $1,000,000 deduction limit and thereby continue to be deductible by the Company.

          Base Salary.   The base salaries for our executive officers in 2002 were designed to be competitive with the Blended Industry Survey Group and generally approximated the salary at the 50th percentile of the range for executives with similar duties in such survey group. Actual base salaries were determined based on individual performance and experience. The salaries of executive officers for 2002 were determined in November 2001, with an effective date of January 1, 2002, other than the salary of Mr. Delaney, which was set immediately prior to his commencement of employment on April 1, 2002. Salaries were subject to adjustment during the year if an individual’s duties and responsibilities changed. The 2002 base salary amounts for the most highly compensated executive officers are shown in the salary column of the Summary Compensation Table on page 14.

          Annual Incentive Compensation Plan.  Awards with respect to 2002 performance were made under the Annual Incentive Compensation Plan to 65 employees, including all executive officers. The Plan was designed to provide key management personnel with annual incentive awards, the payment of which is tied to the achievement of specified Company objectives. Payouts of the award were in cash and were dependent entirely on the achievement of the corporate goals that were established by the Committee in January and March 2002.

          For Messrs. Moore and Strecker, the two most senior executive officers of the Company, the corporate goals were based: (i) 50% on a Company consolidated earnings per share target established by the Committee (the “Earnings Target”), (ii) 25% on a combined operating and maintenance expense and capital expenditure target for the Company and its subsidiaries (other than Enogex and its subsidiaries) established by the Committee (the “O&M/Capital Target”), and (iii) 25% on a combined return on invested capital target established by the Committee for OG&E’s power supply business unit, Enogex and Enogex’s subsidiaries (the “ROIC Target”). For Mr. Delaney, who joined the Company on April 1, 2002, the corporate goals were based: (i) 30% on the Earnings Target, (ii) 25% on the ROIC Target, (iii) 25% on an earnings before interest target established by the Committee for Enogex and its subsidiaries (the “EBIT Target”), and (iv) 20% on specific process improvement goals established by the Committee for Enogex and its subsidiaries. For other executive officers, such as Mr. Hatfield, who do not direct a specific business operating unit, the corporate goals were based: (i) 45% on the Earnings Target, (ii) 22.5% on the O&M/Capital Target, (iii) 22.5% on the ROIC Target, and (iv) 10% on the performance of all other corporate goals established by the Committee for participants in the Plan. For executive officers who did direct a specific business operating unit, the corporate goals were based: (i) 45% on the Earnings Target described above, (ii) either 30% on the O&M/Capital Target, or 45% on the ROIC Target; (iii) either 25% or 10% on specific corporate goals established by the Committee for the business unit (including, such items as safety, customer satisfaction, process improvements and power plant availability).

1       The companies in the Energy Services Survey Group, General Industry Survey Group and Blended
        Industry Survey Group are not the same as the companies in the Dow Jones U.S. Electric Utilities
        Index utilized in the Stock Performance Graph on page 18.  The survey groups were selected by
        Towers Perrin, the Company’s compensation consultants, and, in the judgment of the Committee, are appropriate peer groups to consider for compensation purposes.

          The amount of the award for each executive officer was expressed as a percentage of base salary (the “targeted amount”), with the officer having the ability, depending upon achievement of the corporate goals, to receive from 0% to 150% of such targeted amount. For 2002, the targeted amount ranged from 25% to 75% of base salary and approximated the 50th percentile of the level of such awards granted to comparable executives in the Blended Industry Survey Group.

          The percentage of the targeted amount that an officer ultimately received based on corporate performance was subject to being decreased, but not increased, at the discretion of the Committee. For 2002, corporate performance of the Earnings Target, the EBIT Target and the ROIC Target did not meet the minimum level of performance established by the Committee for a payout. Corporate performance of the O&M/Capital Target and certain of the remaining specific corporate goals for business units exceeded the minimum levels of achievement established by the Committee and resulted in total payouts under the Annual Incentive Plan to executive officers ranging from 3.5% to 19.7% of their base salaries and from 8.7% to 65.7% of their targeted amounts. Payouts under the Annual Incentive Plan are reflected in the bonus column of the Summary Compensation Table on page 14.

          Long-Term Awards.  Another significant component of executive compensation in 2002 was long-term awards under our Company’s Stock Incentive Plan, which, as noted above, also was approved by the shareowners at the 1998 Annual Meeting. The Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, restricted stock and performance units. In 2002, the Committee made awards of stock options. In making awards of stock options, the Committee considered numerous factors as discussed below and reviewed the expected value of long-term compensation payable to executives in the 50th percentile of the Energy Services Survey Group and the 50th percentile of the Blended Industry Survey Group. The expected value of long-term compensation payable to the most senior level executives in the 50th percentile of the Blended Industry Survey Group was substantially higher than the expected value of long-term compensation payable to comparable executives in the 50th percentile of the Energy Services Survey Group and substantially higher than the expected value of long-term compensation awarded by the Committee in the past to comparable executive officers at the Company. While the Committee intends to continue to consider the long-term compensation payable to comparable executives in the 50th percentile of the Blended Industry Survey Group in awarding long-term compensation to the Company’s executive officers, the Committee’s intent generally in 2002 was to provide executive officers with an aggregate value of long-term compensation equal to the expected value of long-term incentives payable to comparable executives in the 50th percentile of the Energy Services Survey Group.

          Historically, the Committee has awarded long-term compensation in the forms of stock options, which are typically awarded during the first quarter of a calendar year, and restricted stock, which are typically awarded during the fourth quarter of a calendar year. At the time of making the grant of stock options in the first quarter of 2002, the Committee anticipated that 75% of an executive’s long-term compensation award would be made in stock options and 25% would be made in restricted stock in the fourth quarter of 2002. At its meeting in the fourth quarter of 2002, the Committee chose to discontinue awarding restricted stock and, instead, to make awards of stock options and performance units commencing in 2003. The result of this decision was that executives generally received long-term compensation awards in 2002 consisting of stock options with an anticipated value of 75% of the expected value of long-term incentives to executives with comparable positions in the 50th percentile of Energy Services Survey Group.

          The stock options were granted to executive officers during the first quarter of 2002 (other than the grant to Mr. Delaney, which was made on his commencement of employment on April 1, 2002) at an exercise price equal to the fair market value at the date of the grant. The options have a 10 year term and vest over 3 years, with one-third of the options becoming exercisable at the end of each year. Since options were granted with an exercise price equal to the market value of our Common Stock at the time of grant, they provide no value unless our stock price increases after the options are granted. These awards are thus tied to stock price appreciation in excess of the stock’s value at time of grant, rewarding executives as if they shared in the ownership of the Company. The number of shares subject to options for each executive officer was determined by taking the expected value to be provided in options, as determined above, and dividing that amount by the estimated current value of an option for our stock using a variation of the Black-Scholes Option Pricing methodology provided by an outside compensation consultant. This resulted in executive officers receiving stock options with an estimated value of approximately 18.75% to 108.75% of their 2002 base salaries.

          CEO Compensation.   The 2002 compensation for Mr. Moore consisted of the same components as the compensation for other executive officers. Mr. Moore’s 2002 salary was increased from $650,000 to $710,000, effective January 1, 2002, and his 2002 targeted award under the Annual Incentive Plan was set at 75% of this base salary, which the Compensation Committee be-

lieved were appropriate levels based on his performance and his prior experience. As a result of 2002 corporate performance described above, he received a payout of $149,885, representing approximately 21.1% of his base salary and less than 29% of his targeted award. The award of stock options made to Mr. Moore was based on his prior performance and a comparison of his award to 75% of the long-term compensation of other chief executive officers in the 50th percentile of the Energy Services Company Survey Group. Consideration also was given to Mr. Moore’s prior experience with the Company and OG&E, his demonstrated leadership skills and his positive reputation within the community and utility industry. Based on these factors, the Committee determined to grant Mr. Moore stock options having an expected value of approximately 108.75% of his 2002 base salary.

          Other Actions.   In March 2002, the Committee approved the hiring of Mr. Delaney as Executive Vice President and Chief Executive Officer - Unregulated and a three year employment agreement for Mr. Delaney. The terms of Mr. Delaney’s agreement are described below under “Employment Agreements and Change of Control Agreements.” In July 2002, the Committee approved a severance agreement for Mr. Farrell. Under the agreement, Mr. Farrell continued as President and CEO of Enogex until November 30, 2002, at which time he was succeeded by Mr. Delaney. The terms of Mr. Farrell’s severance agreement are described in footnote 5 of the Summary Compensation Table on page 14.

          Other Benefits.   Virtually all of our employees, including executive officers, are eligible to participate in the Retirement Savings Plan and pension plan. Both the Retirement Savings Plan and pension plan have supplemental restoration plans that enable executive officers to receive the same benefits that they would have received in the absence of limitations imposed by the federal tax laws on contributions or payouts. In addition, a Supplemental Executive Retirement Plan (the “SERP”), which was adopted in 1993, offers attractive pension benefits to lateral hires. No officer, other than Mr. Delaney, participated in the SERP during 2002. The SERP is not expected to benefit other existing executive officers generally who remain employed by the Company or OG&E until age 65. In reviewing the benefits under the SERP, Retirement Savings Plan, pension plan and related restoration plans, the Committee sought in 2002 to provide participants with benefits at least commensurate with those offered by other utilities of comparable size. The restoration plans for the Retirement Savings Plan and pension plan contain provisions requiring their immediate funding in the event of certain mergers, consolidations or tender offers involving the Company.

          Conclusion.   The Committee believes that our Company's executive compensation system serves the interests of the Company and our shareowners effectively. The Committee takes very seriously its responsibilities with respect to our executive compensation system. To this end, the Committee will continue to monitor and revise the compensation policies as necessary to ensure that our compensation system continues to meet the needs of the Company and our shareowners.

     Compensation Committee

     Luke R. Corbett, Chairman
     Herbert H. Champlin, member
     Martha W. Griffin, member
     Hugh L. Hembree, III, member
     Robert Kelley, member
     Dr. Ronald H. White, member

SUMMARY COMPENSATION TABLE

          The following table provides information regarding compensation paid or to be paid by us or any of our subsidiaries to the Chief Executive Officer and four other most highly compensated executive officers for the past three years, plus one additional officer who resigned during the year. To the extent the table shows zeros for other annual compensation or payouts under long-term incentive plans for a particular year, no amounts were required to be reported in such year or, in the case of other annual compensation, the amounts were below the threshold required for disclosure under the SEC’s rules.

                                                                        Long Term Compensation
                                                                   ------------------------------
                                          Annual Compensation               Awards        Payouts
                                    ------------------------------ ---------------------- -------
                                                         Other      Restricted Securities           All Other
                                                         Annual       Stock    Underlying   LTIP  Compensation
Name and Principal                  Salary  Bonus(1)  Compensation   Awards(2) Options/   Payouts      (3)
    Position                Year      ($)     ($)         ($)          ($)       SAR(#)      ($)       ($)
------------------          ----    ------  -------- ------------- ---------- ----------- ------- ------------

S.E. Moore, Chairman,       2002    710,000  149,885         0              0    218,500       0     35,361
  President and             2001    650,000        0         0        297,478    104,700       0     55,215
  Chief Executive Officer   2000    575,000  245,154         0        296,629     77,800       0     40,762

A.M. Strecker               2002    460,000   84,161         0              0     97,600       0     26,186
  Executive Vice President  2001    420,000        0         0        132,918     43,300       0     34,112
  and Chief Operating       2000    370,000  131,459         0        122,661     35,000       0     28,427
  Officer

P.B. Delaney (4)            2002    300,000   24,192         0              0     84,900       0    156,577
  E.V.P. Finance and
  Strategic Planning and
  CEO - Enogex Inc.

J.R. Hatfield               2002    310,000   52,205         0              0     55,900       0     16,921
  Sr. Vice President and    2001    275,000    7,035         0         76,141     21,300       0     21,560
  Chief Financial Officer   2000    240,000   76,744         0         60,217     17,900       0     15,738

J.T. Coffman                2002    255,000    8,883         0              0     32,500       0     20,036
  Sr. Vice President        2001    235,000    4,379         0         44,198     18,200       0     22,580
  Power Supply              2000    225,000   68,144         0         51,455     16,700       0     20,625

R.A. Farrell (5)            2002    297,917    3,604         0              0     58,600       0     19,332(5)
  Former President and      2001    325,000    2,971         0         79,811     25,100       0     23,757
  Chief Executive Officer   2000    280,000   81,138         0         71,181     20,800       0     14,263
  Enogex Inc.

(1)       As explained on page 12, amounts in this column reflect  payouts under the Annual Incentive Compensation Plan.

(2)       Amounts  in this  column  reflect  the  market  value of the shares of
          Restricted  Stock awarded  under the existing  Stock  Incentive  Plan, based on the closing price of the  Company's  Common Stock on the date the award was made.  No shares  were  awarded  in 2002.  The number of shares awarded in 2001 and 2000, was as follows: (i) Mr. Moore, 12,889 shares and  11,985  shares,  respectively;  (ii) Mr.  Strecker,  5,759 shares  and 4,956  shares,  respectively;  (iii) Mr.  Hatfield,  3,299 shares and 2,433 shares, respectively;  (iv) Mr. Coffman, 1,917 shares and 2,079 shares, respectively,  and (v) Mr. Farrell, 3,458 shares and
          2,876  shares,  respectively.  In the absence of death,  disability or normal retirement, the shares awarded to these individuals are subject to forfeiture for three years with the amount the recipient ultimately receives dependent on Company performance.  The total number of shares and  market  value  of  Restricted  Stock  held by  each of the  named individuals  as of December  31,  2002,  were as follows:  Mr.  Moore,
          35,959 shares,  $632,878; Mr. Strecker,  15,708 shares,  $276,461; Mr.
          Delaney, 0 shares, $0; Mr. Hatfield,  8,276 shares,  $145,658; and Mr.
          Coffman,  6,379  shares,   $112,270.   Dividends  are  paid  to  these
          individuals on the shares of Restricted Stock owned by them.

(3)       Amounts in this column for 2002 reflect:  (i) for Mr.  Moore,  $31,950
          (Retirement  Savings Plan and Deferred  Compensation  Plan) and $3,411
          (insurance  premiums);  (ii)  for Mr.  Strecker,  $20,700  (Retirement
          Savings Plan and  Deferred  Compensation  Plan) and $5,486  (insurance premiums); (iii) Mr. Delaney, $0 (Retirement Savings Plan and Deferred
          Compensation  Plan),  $3,330  (insurance  premiums)  and  $153,247 for temporary housing, moving and similar expenses for relocating from his prior  residence  to  Oklahoma  City;  (iv) for Mr.  Hatfield,  $6,000
          (Retirement  Savings Plan and Deferred  Compensation Plan) and $10,921
          (insurance premiums); (v) for Mr. Coffman, $11,561 (Retirement Savings
          Plan and Deferred  Compensation Plan) and $8,475 (insurance premiums), and (vi) for Mr. Farrell, $9,027 (Retirement Savings Plan and Deferred
          Compensation  Plan) and $10,305  (insurance  premiums).  A significant
          portion  of  the  insurance   premiums  reported  for  each  of  these
          individuals  is for life  insurance  policies  and such  premiums  are recovered by the Company from the proceeds of the policies.

(4)       Mr. Delaney joined the Company effective April 1, 2002.

(5)       Mr.  Farrell  resigned  effective  December  1, 2002.  Pursuant  to an agreement, dated as of August 1, 2002, entered into in connection with his resignation,  Mr. Farrell is entitled to receive: (i) outplacement services not to exceed $35,000, (ii) continued payment until August 1,
          2003 of an amount equal to his base  salary,  (iii) if he has not been employed by a new employer by August 1, 2003,  continued payment until the  earlier of January  31,  2004 or the date he is employed by a new employer,  of the amount equal to his base salary;  and (iv) continued
          medical and dental benefits until January 31, 2004.

OPTIONS AND STOCK APPRECIATION RIGHTS (SARs)

          The following table indicates for each of the named executives (i) the extent to which the Company used stock options and SARs for executive compensation purposes in 2002 and (ii) the potential value of such options and SARs as determined pursuant to the SEC rules.

Options and SARs Granted in 2002

                                                                                 Potential Realizable Value
                                                                                  at Assumed Annual Rates
                                                                                       of Stock Price
       Individual Grants                                                        Appreciation for Option Term
    -----------------------                                                     ----------------------------

    (a)              (b)                 (c)               (d)            (e)          (f)           (g)

                                  % of Total Options
                                 and SARs Granted to    Exercise or
                 Options/SARs         Employees         Base Price     Expiration
    Name          Granted(1)#          in 2002           ($/Share)        Date       5%($)(2)     10%($)(2)
    ----         ------------    -------------------    -----------    ----------    --------    ----------

S.E. Moore          218,500             22.87             $22.23        1/16/12    $3,054,702    $7,741,214
A.M. Strecker        97,600             10.21             $22.23        1/16/12     1,364,480     3,457,860
P.B. Delaney         84,900              8.89             $22.70        3/15/12     1,212,025     3,071,508
J.R. Hatfield        55,900              5.85             $22.23        1/16/12       781,500     1,980,475
J.T. Coffman         32,500              3.40             $22.23        1/16/12       454,361     1,151,439
R.A. Farrell         58,600              6.13             $22.23        1/16/12       819,247     2,076,133

(1)       Options  were granted on January 16, 2002 (other than the grant to Mr.
          Delaney,  which was made on his commencement of employment on April 1,
          2002)  and  become   exercisable  in  one-third  annual   installments
          beginning  one year from the date of grant.  No SARs were  awarded for
          2002.

(2)       The hypothetical  potential  appreciation shown in columns (f) and (g)
          for the named  executives is required by the SEC rules. The amounts in these columns do not represent  either the  historical or  anticipated future level of appreciation of our Common Stock.

          The following table indicates for each of the named executives the number and value of exercisable and unexercisable options and SARs as of December 31, 2002.

Aggregated Option and SAR Exercises in 2002
and FY-End Option/SAR Value

      (a)                (b)              (c)                 (d)                             (e)

                                                      Number of Unexercised      Value of Unexercised In-the-
                                                  Options and SARs at 12/31/02     Money Options and SARs at
                  Shares Acquired on   Realized      (#) - Exercisable (ex)/    12/31/02 ($)-Exercisable(ex)/
     Name            Exercise (#)      Value ($)       Unexercisable (unex)          Unexercisable (unex) *
     ----            ------------      ---------  ----------------------------  -----------------------------

  S.E. Moore             N/A              N/A            263,566    (ex)                     $0    (ex)
                                                         314,234  (unex)                      0  (unex)

  A.M. Strecker          N/A              N/A            122,366    (ex)                      0    (ex)
                                                         138,134  (unex)                      0  (unex)

  P.B. Delaney           N/A              N/A                  0    (ex)                      0    (ex)
                                                          84,900  (unex)                      0  (unex)

  J.R. Hatfield          N/A              N/A             47,733    (ex)                      0    (ex)
                                                          76,067  (unex)                      0  (unex)

  J.T. Coffman           N/A              N/A             45,899    (ex)                      0    (ex)
                                                          50,201  (unex)                      0  (unex)

  R.A. Farrell           N/A              N/A             72,432    (ex)                      0    (ex)
                                                               0  (unex)                      0  (unex)

*    Share price on December 31, 2002 was $17.60. Options vest over 3 years with one-third becoming exercisable at the end of each  year.  Unexercisable options were granted on January 19, 2000 at a price of $18.25, January 17, 2001 at a price of $22.50, and January 16, 2002 at a price of
     $22.23.  No SARs were granted in 2002.

PENSION PLAN TABLE

          The Company and OG&E maintain a qualified non-contributory pension plan (the “Retirement Plan”) covering all employees who have completed one year’s service. Subject to limitations imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”), benefits payable under the Retirement Plan are based upon (i) the average of the five highest consecutive years of cash compensation (which for the executives named in the Summary Compensation Table prior to 1993 consisted solely of salaries and for subsequent years consists of salary and bonus) during an employee’s last ten years prior to retirement and (ii) length of service. Social Security benefits are deducted in determining benefits payable under the Retirement Plan. Compensation covered by the Retirement Plan includes salaries, bonuses and overtime pay. Previously, benefits were reduced for each year prior to age 62 that an employee retired and were significantly reduced for retirement prior to age 55. The changes adopted in 2000 included: (i) elimination of the significant reduction for employees electing to retire before age 55, (ii) the addition of an alternative method of computing the reduction in benefits for an employee retiring prior to age 62, which alternative method is based on years of service and age with an employee whose age and years of service total or exceed 80 at the time of retirement receiving no reduction in the benefits payable under the plan, and (iii) the ability of an employee at time of retirement to receive, in lieu of an annuity, a lump-sum payment equal to the present value of the annuity. Also, for employees hired after January 31, 2000, the pension plan will be a cash balance plan, under which the Company annually will contribute to the employee’s account an amount equal to 5% of the employee’s annual compensation plus accrued interest. Employees hired prior to February 1, 2000 receive the greater of the cash balance formula or final average compensation formula. Retirement benefits are payable to participants upon normal retirement (at or after age 65) or early retirement (at or after attaining age 55 and completing five or more years of service), to former employees after reaching retirement age who have completed five or more years of service before terminating their employment and to participants after reaching retirement age upon total and permanent disability. As indicated above, the benefits payable under the Plan are subject to maximum limitations under ERISA. Should benefits for a participant at the time of retirement exceed the then permissible limits of ERISA, the Retirement Restoration Plan will provide benefits through a lump-sum distribution actuarially equivalent to the amounts that would have been payable to such participant annually under the Retirement Plan but for the ERISA limits. The Company and OG&E fund the estimated benefits payable under the Retirement Restoration Plan through contributions to a trust for the benefit of those employees who will be entitled to receive payments under the Retirement Restoration Plan.

          The following table sets forth the estimated annual benefits payable upon normal retirement under the Retirement Plan and Retirement Restoration Plan to persons in the compensation classification specified.

   Average                               Years of Service at Retirement
 Compensation  --------------------------------------------------------------------------------
5 Highest Years    10        15        20        25        30        35        40        45
===============================================================================================
$  100,000    $ 12,935   $ 19,402  $ 25,870  $ 32,337  $ 38,804  $ 45,272  $ 51,739  $ 58,207
   125,000      16,685     25,027    33,370    41,712    50,054    58,397    66,739    75,082
   150,000      20,435     30,652    40,870    51,087    61,304    71,522    81,739    91,957
   175,000      24,185     36,277    48,370    60,462    72,554    84,647    96,739   108,832
   200,000      27,935     41,902    55,870    69,837    83,804    97,772   111,739   125,707
   225,000      31,685     47,527    63,370    79,212    95,054   110,897   126,739   142,582
   250,000      35,435     53,152    70,870    88,587   106,304   124,022   141,739   159,457
   300,000      42,935     64,402    85,870   107,337   128,804   150,272   171,739   193,207
   350,000      50,435     75,652   100,870   126,087   151,304   176,522   201,739   226,957
   400,000      57,935     86,902   115,870   144,837   173,804   202,772   231,739   260,707
   450,000      65,435     98,152   130,870   163,587   196,304   229,022   261,739   294,457
   500,000      72,935    109,402   145,870   182,337   218,804   255,272   291,739   328,207
   550,000      80,435    120,652   160,870   201,087   241,304   281,522   321,739   361,957
   600,000      87,935    131,902   175,870   219,837   263,804   307,772   351,739   395,707
   650,000      95,435    143,152   190,870   238,587   286,304   334,022   381,739   429,457
   700,000     102,935    154,402   205,870   257,337   308,804   360,272   411,739   463,207
   750,000     110,435    165,652   220,870   276,087   331,304   386,522   441,739   496,957
   800,000     117,935    176,902   235,870   294,837   353,804   412,772   471,739   530,707
   850,000     125,435    188,152   250,870   313,587   376,304   439,022   501,739   564,457
   900,000     132,935    199,402   265,870   332,337   398,804   465,272   531,739   598,207
   950,000     140,435    210,652   280,870   351,087   421,304   491,522   561,739   631,957
 1,000,000     147,935    221,902   295,870   369,837   443,804   517,772   591,739   665,707

          As of December 31, 2002, the credited years of service for the individuals listed in the Summary Compensation Table on page 14 are as follows: S. E. Moore - 28 years; A. M. Strecker - 31 years; P.B. Delaney - less than 1 year; J. R. Hatfield - 8 years; J. T. Coffman - 32 years and R.A. Farrell - 13 years.

          In 1993, OG&E adopted a Supplemental Executive Retirement Plan (the “SERP”). The SERP is an unfunded supplemental plan that is not subject to the benefits limit imposed by ERISA. The plan generally provides for an annual retirement benefit at age 65 equal to 65% of the participant’s average cash compensation during his or her final 36 months of employment, reduced by Social Security benefits, by amounts payable under the Retirement and Restoration Plans described above and by amounts received under pension plans from other employers. For a participant in the SERP who retires before age 65, the 65% benefit is reduced, with the reduction being 1% per year for ages 62 through 64, an additional 2% per year for ages 60 through 61, an additional 4% per year for ages 58 through 59 and an additional 6% per year for ages 55 through 57, so that a participant retiring at age 55 would receive 32% of his average cash compensation during his final 36 months, reduced by the deductions set forth above. Other than Mr. Delaney, no employee participated in the SERP during 2002. If selected to participate, none of the other individuals listed in the Summary Compensation Table on page 14 is expected to receive benefits under the SERP at normal retirement as the benefits payable to such individuals under the Retirement and Restoration Plans are expected to exceed the benefits payable under the SERP.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

          Effective April 1, 2002, Mr. Peter Delaney entered into an employment agreement with the Company. The agreement extends through March 31, 2005. Under the terms of the agreement, Mr. Delaney will serve as an Executive Vice President of the Company and as the Chief Executive Officer of the Company's unregulated businesses. Mr. Delaney will be entitled to an annual base salary of not less than $400,000, subject to annual review and possible increase by the Board of Directors or the Compensation Committee. Mr. Delaney also will be entitled to participate in the Company's annual incentive plan and long-term stock incentive plan. Under the terms of the agreement, Mr. Delaney's annual target award under the annual incentive plan will be at least $240,000 (60% of his initial base salary) and Mr. Delaney's annual target award under the stock incentive plan will be at least $400,000 (100% of his initial base salary). In addition, Mr. Delaney will be entitled to (i) participate in all employee benefit plans and fringe benefits of the Company or an affiliate provided generally to executives of the Company, (ii) relocation expenses, and (iii) participate in the Company's Supplemental Executive Retirement Plan (which is described above on this page 17).

          Under the agreement, if Mr. Delaney's employment is terminated prior to March 31, 2005, due to death, disability or cause, he will be entitled to (i) his unpaid base salary through the date of termination, and (ii) accrued and unused vacation days, to the extent, and in the amount, if any, provided under the Company's usual policies and arrangements. These amounts are in addition to any benefits that Mr. Delaney at the time of his termination would be entitled to receive under the terms of any existing life insurance or disability policy or bonus, stock or other plan of the Company. If the Company terminates Mr. Delaney's employment prior to March 31, 2005 for any reason other than death, disability or cause, Mr. Delaney will be entitled to: (i) unpaid base salary through the date of termination, (ii) accrued and unused vacation days, to the extent, and in the amount, if any, provided under the Company's usual policies and arrangements, (iii) continued payment of base salary to March 31, 2005, and (iv) payment, within 15 days of termination, of annual and long-term incentive compensation, in amounts equal to the sum of the minimum annual target payouts, for the remainder of the term of the agreement. These payments are to be in lieu of any severance payouts to which Mr. Delaney may be entitled under any severance pay plan of the Company. If Mr. Delaney is entitled to benefits under this employment agreement and the change-of-control agreement described below, any payments or benefits to be paid under the employment agreement will be reduced by the amount of any comparable payments or benefits to which Mr. Delaney is or becomes entitled to under the terms of the change of control agreement. Mr. Delaney has agreed that he will not, without the prior written consent of the Board, compete with the Company during the term of the agreement and for one year following his termination.

          The Company and OG&E also have entered into employment agreements with each officer of the Company and OG&E. Under the agreements, the officer is to remain an employee for a three-year period following a change of control of the Company (the "Employment Period"). During the Employment Period, the officer is entitled to (i) an annual base salary in an amount at least equal to his or her base salary prior to the change of control, (ii) an annual bonus in an amount at least equal to his or her highest bonus in the three years prior to the change of control, and (iii) continued participation in the incentive, savings, retirement and welfare benefit plans. The officer also is entitled to payment of expenses and provision of fringe benefits to the extent paid or provided to (a) such officer prior to the change of control or (b) other peer executives of the Company.

          If, during the Employment Period, the officer's employment is terminated by the employer for reasons other than cause or disability or by such officer due to a change in employment responsibilities, the officer is entitled to the following payments: (i) all accrued and unpaid compensation and (ii) a severance payment equal to 2.99 times the sum of such officer's (a) annual base salary and (b) highest recent annual bonus. The officer also is entitled to continued welfare benefits for three years and outplacement services. If the payment of the foregoing benefits, when taken together with any other payments to the officer, would result in the imposition of the excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended, then the severance benefits will be reduced if such reduction results in a greater after-tax payment to the officer. The officer is entitled to receive such amounts in a lump-sum payment within 30 days of termination. A change of control encompasses certain mergers and acquisitions, changes in Board membership and acquisition of securities of the Company.

          The Company entered into an agreement with Mr. Roger Farrell in connection with his resignation. The terms of this agreement are summarized in footnote 5 on page 14.

COMPANY STOCK PERFORMANCE

          The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Dow Jones US Total Market Index and the Dow Jones US Electric Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was 100 at December 31, 1997, and that all dividends were reinvested. As of March 1, 2003, the closing price of the Company's common stock on the New York Stock Exchange was $17.37.

                               [Graph]

                           OGE          Dow Jones          Dow Jones
 Measurement Period       Energy       US Electric         US Total
(Fiscal Year Covered)      Corp.     Utilities Index     Market Index
---------------------     ------     ---------------     ------------
        1997               100             100               100
        1998               113             115               125
        1999                78              98               153
        2000               107             155               139
        2001               108             123               122
        2002                87              95                95

SECURITY OWNERSHIP

          The following table shows the number of shares of the Company's Common Stock beneficially owned on March 1, 2003, by each Director, by each of the Executive Officers named in the compensation table on page 14, and by all Executive Officers and Directors as a group:

                        Number of Common                                    Number of Common
                         Shares(1)(2)(3)                                     Shares (1)(2)(3)

Herbert H. Champlin          36,278            S.E. Moore                       507,902
Luke R. Corbett              19,609            A.M. Strecker                    251,429
William E. Durrett           20,389            P.B. Delaney                      29,800
Martha W. Griffin            20,531            J.R. Hatfield                    107,700
John D. Groendyke            20,000            J.T. Coffman                      92,222
Hugh C. Hembree III          61,516
Robert Kelley                20,744            All Executive Officers and     1,430,332
Ronald H. White              26,092            Directors as a group
J.D. Williams                16,993            (21 persons)

(1)  Ownership by each executive officer is less than .65% of the class, by each director  other than Mr.  Moore is less than .08% of the class and, for all executive  officers  and  directors  as a group,  is less than 1.82% of the class.  Amounts shown include shares for which,  in certain  instances,  an individual has disclaimed beneficial interest.  Amounts shown for executive officers  include  1,281,379  shares of  Common  Stock  representing  their interest  in shares  held  under the  Company's  Retirement  Savings  Plan,
     Officer's Deferred Compensation Plan, and Stock Incentive Plan for which in certain instances they have voting power but not investment power.

(2)  Amounts shown for Messrs. Champlin, Corbett, Durrett,  Groendyke,  Hembree,
     Kelley, White, and Williams and for Mrs. Griffin include,  31,999;  17,273;
     13,997;  0; 40,122;  17,712;  22,060;  2,935 and 12,839 common stock units, respectively, under the Directors' Deferred Compensation Plan.

(3)  Includes  shares subject to stock options granted under the Company's Stock
     Incentive  Plan,  exercisable  within 60 days  following  March 1, 2003, as follows: each non-officer director except Mr. Groendyke,  2,032 shares; Mr.
     Moore,  397,233 shares; Mr. Strecker,  180,999 shares; Mr. Delaney,  28,300 shares; Mr. Hatfield, 79,433 shares; and Mr. Coffman, 68,366 shares.

          The information on share ownership is based on information furnished to us by the individuals listed above and all shares listed are beneficially owned by the individuals or by members of their immediate family unless otherwise indicated.

EQUITY COMPENSATION PLAN INFORMATION

          The following table provides certain information as of December 31, 2002 with respect to the shares of the Company's Common Stock that may be issued under the existing equity compensation plans:

                                        A                B                    C
                                ----------------   --------------    ----------------------
                                                                     Number of Securities
                                   Number of                         Remaining Available
                                Securities to be                     for future issuances
                                  Issued upon         Weighted           under equity
                                  Exercise of      Average Price      compensation plans
Plan Category                     Outstanding      of Outstanding    (excluding securities
                                    Options           Options        reflected in Column A)
                                ----------------   --------------    ----------------------
Equity Compensation Plans
  Approved by
  Shareowners (1)                  2,419,360           $23.44             1,299,118(2)

Equity Compensation Plans
  Not Approved by
  Shareowners                          0                 N/A                   N/A

(1)  Consists of the OGE Energy Corp.  Stock Incentive Plan,  which was approved by shareowners at the 1998 annual meeting.

(2)  Awards under the Stock  Incentive  Plan can take the form of stock options, stock appreciation rights, restricted stock or performance units.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

          Under federal securities laws, our directors and executive officers are required to report, within specified monthly and annual due dates, their initial ownership in the Company's common stock and subsequent acquisitions, dispositions or other transfers of interest in such securities. We are required to disclose whether we have knowledge that any person required to file such a report may have failed to do so in a timely manner. Except as described in the immediately succeeding two sentences, to our knowledge, all of our directors and officers subject to such reporting obligations have satisfied their reporting obligations in full for 2002. Messrs. Champlin, Corbett, Durrett, Hembree, Kelley, White, Williams, Bowen, Coffman, Davis, Gerdes, Kurtz, Moore, Rowlett, Strecker, Weekes, and Ms. Griffin each failed to timely file two reports on Form 4 regarding the accrual of phantom stock units under the Company's deferred compensation plan. Each such person filed the required Form 4 approximately two months late. Mr. Groendyke failed to timely file one report on Form 4 regarding an acquisition of Company common stock in February 2003. He filed the report approximately one week late.

PROPOSAL NO. 2 - APPROVAL OF
OGE ENERGY CORP. 2003 STOCK INCENTIVE PLAN

            The Board of Directors has approved and recommended the adoption of the OGE Energy Corp. 2003 Stock Incentive Plan (the "Stock Incentive Plan"), subject to approval by the Company's shareowners. The Stock Incentive Plan is intended to replace the OGE Energy Corp. Stock Incentive Plan, which was approved by shareowners at the 1998 annual meeting (the "current stock incentive plan"). It is anticipated that no further awards will be granted under the current stock incentive plan.

          The purpose of the Stock Incentive Plan is to enable the Company and its subsidiaries and other Affiliates (as defined in the Stock Incentive Plan) to attract, retain and motivate non-employee directors, officers and employees and to provide the Company and its Affiliates with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in shareowner value and the enhancement of performance relating to customers.

          The Stock Incentive Plan has been designed to comply with limits imposed by the tax laws on the ability of a public company to claim tax deductions for compensation paid to certain highly compensated executives. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that stock awards under the Stock Incentive Plan will qualify as performance-based compensation, which is generally deductible, the Stock Incentive Plan is being submitted to shareowners for approval at the Annual Meeting. While the Company believes compensation payable pursuant to the Stock Incentive Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change of control (all as defined in the Stock Incentive Plan), compensation not qualified under Section 162(m) of the Code may be payable. By approving the Stock Incentive Plan, the shareowners will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein.

          Set forth below is a summary of certain important features of the Stock Incentive Plan. This summary is qualified in its entirety by reference to the actual plan attached hereto as Annex A.

Administration.
          The Stock Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company or such other committee of the Board as the Board may from time to time designate, which will be composed solely of not less than two "disinterested persons" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 who also qualify as "outside directors" for purposes of Section 162(m) of the Code. Among other things, the Compensation Committee will have the authority, subject to the terms of the Stock Incentive Plan, to select non-employee directors, officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Compensation Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Stock Incentive Plan as it deems advisable, to construe and interpret the terms and provisions of the Stock Incentive Plan and any awards issued thereunder and to otherwise supervise the administration of the Stock Incentive Plan. All decisions made by the Compensation Committee pursuant to the Stock Incentive Plan will be final and binding.

Eligibility.
          Officers and employees of the Company and its Affiliates designated by the Compensation Committee who are responsible for or contribute to the management, growth and profitability of the Company and nonemployee directors of the Company are eligible to be granted awards under the Stock Incentive Plan.

Plan Features.
          The Stock Incentive Plan authorizes the issuance of up to 2,700,000 shares of Common Stock pursuant to the grant or exercise of incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock and performance units, but not more than 500,000 shares may be issued as restricted stock. All 2,700,000 shares will be available for issuance upon exercise of ISOs. No single participant may be granted awards pursuant to the Stock Incentive Plan covering in excess of 500,000 shares (5,000 shares for non-employee directors) of Common Stock in any one calendar year and all such awards may be granted as stock options or SARs, if any. No participant may be granted performance units in any one calendar year payable in cash in an amount that would exceed $1,000,000 ($15,000 for non-employee directors). Subject to the foregoing limits, the shares available under the Stock Incentive Plan can be divided among the various types of awards and among the participants as the Compensation Committee sees fit. The shares subject to grant under the Stock Incentive Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Board. Awards may be granted for such terms as the Compensation Committee may determine, except that the term of an ISO may not exceed ten years from its date of grant. Awards will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options and any related SARs, as a gift to an optionee's children. The Compensation Committee will have broad authority to fix the terms and conditions of individual agreements with participants.

Description of Awards.
          As indicated above, several types of stock-related grants can be made under the Stock Incentive Plan. The Compensation Committee will have the authority to determine the non-employee directors, officers and employees to whom and the time or times at which awards may be granted. A summary of these grants is set forth below:

          Stock Options.   The Stock Incentive Plan authorizes the Compensation Committee to grant options to purchase Common Stock at an exercise price (the "option price") which cannot be less than 100% of the fair market value of such stock on the date of grant. The Stock Incentive Plan permits optionees, with the approval of the Compensation Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is their tax treatment. See "--Federal Income Tax Consequences."

          SARs.   The Stock Incentive Plan authorizes the Compensation Committee to grant SARs in conjunction with all or part of any stock option granted under the Stock Incentive Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over generally the option price for such shares specified in the related stock option. Such amount will be paid to the holder in shares of Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Compensation Committee may determine. An SAR may be granted in conjunction with a contemporaneously granted ISO or a previously or contemporaneously granted nonqualified option. Since the exercise of an SAR is an alternative to the exercise of an option, the option will be canceled to the extent that the SAR is exercised and the SAR will be canceled to the extent the option is exercised.

          Restricted Stock.  The Stock Incentive Plan authorizes the Compensation Committee to grant restricted stock to individuals with such restriction periods as the Compensation Committee may designate. The Compensation Committee shall, prior to granting shares of restricted stock, designate certain participants as "Covered Employees" upon determining that such participants are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code, and will provide that restricted stock awards to these Covered Employees cannot vest unless applicable performance goals established by the Compensation Committee within the time period prescribed by Section 162(m) of the Code are satisfied. These performance goals must be based on the attainment by the Company, one or more Affiliates or one or more businesses or functional units thereof of specified levels of total shareholder return, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, return on equity, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance costs management (including operation and maintenance expenses per Kwh) and energy production availability. At the time of establishing a performance goal, the Compensation Committee shall specify the manner in which the performance goal shall be calculated. In so doing, the Compensation

Committee may exclude the impact of certain specified events from the calculation of the performance goal. Such performance goals also may be based on the attainment of specified levels of performance of the Company, one or more Affiliates or one or more businesses or functional units thereof under one or more of the measures described above relative to the performance of other corporations or indices. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." With respect to Covered Employees, all Performance Goals must be objective performance goals satisfying the requirements for "performance- based compensation" within the meaning of Section 162(m)(4) of the Code. The Compensation Committee also may condition the vesting of restricted stock awards to participants who are not Covered Employees upon the satisfaction of these or other applicable performance goals. The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Compensation Committee may require that the stock certificates evidencing restricted shares be held by the Company. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Compensation Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

          Performance Units.  The Stock Incentive Plan authorizes the Compensation Committee to grant performance units. Performance units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common Stock, as determined by the Compensation Committee. Performance units will be payable in cash or shares of Common Stock if applicable Performance Goals (based on one or more of the measures described in the section entitled "-- Restricted Stock" above) determined by such committee are achieved during an award cycle. An award cycle will consist of a period of consecutive fiscal years or portions thereof designated by the Compensation Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Compensation Committee will determine the number of performance units granted to a participant which have been earned in view of actual performance against applicable Performance Goals and shall deliver to such participant cash and/or the number of shares of Common Stock equal to the value of performance units determined by the Compensation Committee to have been earned. The Compensation Committee may, in its discretion, permit participants to defer the receipt of performance units payable on terms and conditions established by the Compensation Committee.

          The Compensation Committee will have the authority to determine the non-employee directors, officers and employees to whom and the time or times at which performance units will be awarded, the form and number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated due to death, disability or retirement, the Compensation Committee will have the discretion to pay a prorated award, based on the participant's number of months of service during the award cycle and achievement of performance goals over the entire award cycle.

          Duration, Amendment And Discontinuance.  The Stock Incentive Plan will terminate on June 30, 2013. Awards outstanding as of such date will not be affected or impaired by the termination of the Stock Incentive Plan. The Stock Incentive Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may be made which would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the Stock Incentive Plan for the exemption provided by Rule 16b-3 or (ii) disqualify the Stock Incentive Plan from the exemption provided by Rule 16b-3. Except as expressly provided in the Stock Incentive Plan, the Stock Incentive Plan may not be amended without shareowner approval to the extent such approval is required by law or agreement. The Compensation Committee also may amend the terms of any option or other award previously granted, except that (i) no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or award to qualify for the exemption provided by Rule 16b-3 and (ii) no such amendment shall lower the option exercise price of an option other than in certain specified instances involving a change in capitalization or similar transaction.

          Changes In Capitalization; Change Of Control.  The Stock Incentive Plan provides that, in the event of any change in corporate capitalization, such as a stock split, or dividend or a corporate transaction, such as any merger, consolidation, share exchange, separation, spin-off or other distribution of stock or property of the Company, or any reorganization or partial or complete liquidation of the Company, the Compensation Committee or the Board may make such substitutions or adjustments in the number and kind of shares reserved for issuance under the Stock Incentive Plan, in the aggregate or to any participant, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Stock Incentive Plan as may be determined to be appropriate by the Compensation Committee or the Board, in its sole discretion. The Stock Incentive Plan also pro-

vides that in the event of a change of control (as defined in the Stock Incentive Plan which is attached hereto as Annex A) of the Company (i) any SARs and stock options outstanding as of the date of the change of control which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions applicable to restricted stock will lapse and such restricted stock shall become free of all restrictions and fully vested and (iii) all performance units will be considered to be earned and payable in full in an amount that will be equal to the number of performance units that would have been payable had the performance goals been met at a level that would have resulted in 100% payout of the performance units awarded, and any other restrictions will lapse and such performance units will be settled in cash as promptly as practicable. The holders of options, unless the Compensation Committee shall determine otherwise at grant, will have the right, for a period of 60 days after the date of the change of control, to surrender all or part of such options in exchange for a cash payment based on the excess of the change of control price (as defined in the Stock Incentive Plan).

Federal Income Tax Consequences.
          The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

   o Nonqualified  Options  And SARs.  Upon the grant of a  nonqualified  option
     (with or without an SAR),  the  optionee  will not  recognize  any  taxable income  and the  Company  will not be  entitled  to a  deduction.  Upon the exercise of such an option or an SAR,  the excess of the fair market  value of the shares  acquired on the exercise of the option over the option price
     (the "spread"),  or the consideration paid to the optionee upon exercise of the SAR, will constitute  compensation  taxable to the optionee as ordinary income.  In  determining  the  amount  of  the  spread  or  the  amount  of consideration  paid to the optionee,  the fair market value of the stock on the date of exercise is used. The Company,  in computing its federal income tax,  will  generally  be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

   o ISOs.  An  optionee  will not  recognize  taxable  income  on the  grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative  minimum taxable income,  and thereby may subject the optionee to the alternative  minimum tax. Such alternative  minimum tax may be payable even though the optionee  receives no cash upon the exercise of  his  ISO  with  which  to  pay  such  tax.  An ISO  will  generally  be disqualified  from  receiving  ISO tax  treatment  under  the Code if it is exercised more than three months following  termination of employment.  If, however,  the optionee is  disabled,  such tax  treatment is available  for exercises  occurring  within  one  year  following  termination  and if the optionee dies while employed, this statutory time requirement for receiving
     ISO tax treatment is waved altogether.

   o Upon the  disposition of shares of stock acquired  pursuant to the exercise of an ISO after  the  later of (i) two years  from the date of grant of the
     ISO or (ii) one year after the transfer of the shares to the optionee  upon exercise (the "ISO Holding Period"),  the optionee will recognize long-term capital  gain or  loss,  as the  case may be,  measured  by the  difference between the stock's  selling price and the exercise  price.  The Company is not entitled to any tax  deduction by reason of the grant or exercise of an
     ISO, or by reason of a  disposition  of stock  received upon exercise of an
     ISO if the ISO Holding  Period is satisfied.  Different  rules apply if the optionee  disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

   o Restricted Stock. A participant who is granted restricted stock may make an
     election  (a  "Section  83(b)   election")  to  have  the  grant  taxed  as
     compensation income at the date of receipt, with the result that any future appreciation (or  depreciation) in the value of the shares of stock granted shall be taxed as  capital  gain (or loss)  upon a  subsequent  sale of the shares. Any such Section 83(b) election must be made and filed with the IRS within 30 days of receipt in accordance with the regulations  under Section
     83(b)  of the  Code.  If the  participant  does not  make a  Section  83(b)
     election,  then the grant will be taxed as compensation  income at the full fair market value on the date that the  restrictions  imposed on the shares expire. Unless a participant makes a Section 83(b) election,  any dividends paid on stock subject to the restrictions  are  compensation  income to the participant  and  compensation  expense  to the  Company.  The  Company  is generally  entitled to an income tax deduction for any compensation  income taxed to the  participant,  subject to the  provisions of Section 162(m) of the Code.

   o Performance  Units. A participant  who has been granted a performance  unit award will not realize  taxable  income  until the  applicable  award cycle expires  and  the  participant  is in  receipt  of the  stock  and/or  cash distributed in payment of the award,  at which time such  participant  will realize ordi-

     nary  income  equal to the full fair market  value of the shares  delivered and/or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation  taxable to the award  recipient,  subject to the  provisions of Section  162(m) of the
     Code.

New Plan Benefits.
          Although the Compensation Committee has granted nonqualified stock options to certain individuals under the current stock incentive plan (see 2003 Awards below), it cannot be determined at this time what benefits 24 or amounts, if any, will be allocated to or received by any persons or group of persons under the Stock Incentive Plan if the Stock Incentive Plan is adopted. Such determinations as to allocations are subject to the discretion of the Compensation Committee and as to receipt of payouts is dependent on future performance.

2003 Awards.
          The Compensation Committee in January 2003 granted nonqualified stock options to purchase the following number of shares of Common Stock and performance units denominated in the following number of shares of Common Stock to the individuals and groups described below under the current Stock incentive plan:

                               OGE ENERGY CORP.  STOCK  INCENTIVE PLAN

     Name and Position                     Dollar Value ($)               Number of Units

     S.E. Moore, Chairman,                    $514,750               31,063  Performance Units
       President and Chief                    $514,750              202,300  Options
       Executive Officer

     A.M. Strecker, Executive Vice            $230,000               13,879  Performance Units
       President and Chief                    $230,000               90,400  Options
       Operating Officer

     P.B. Delaney                             $250,000               15,086  Performance Units
       E.V.P. Finance                         $250,000               98,200  Options
       and Strategic Planning
       and CEO - Enogex Inc.

      J.R. Hatfield, Sr. Vice                 $131,750                7,950  Performance Units
        President and Chief                   $131,750               51,800  Options
        Financial Officer

      J.T. Coffman, Sr. Vice                   $76,500                4,616  Performance Units
        President Power Supply                 $76,500               30,100  Options

      R.A. Farrell, Former President and            $0                    0  Performance Units
        Chief Executive Officer                     $0                    0  Options
        Enogex Inc.

      Executive Group (5 persons)             $149,125                8,997  Performance Units
                                              $149,125               58,500  Options

      Non-Executive  Director                       $0                    0  Performance Units
        Group (8 persons)                           $0                    0  Options

      Non-Executive Officer                   $750,428               45,256  Performance Units
        Employee Group (66 persons)           $750,428              295,000  Options

          The nonqualified stock options will become exercisable in one-third annual installments beginning one year from the date of grant at a purchase price of $16.685 per share (which was the fair market value of the Common Stock on the date the options were granted) and will expire ten years from the date of grant. Awards of performance units were denominated in shares of Common Stock and will be payable one-third in cash and two-thirds in shares of Common Stock if applicable Performance Goals set by such committee are achieved during an award cycle commencing on January 1, 2003 and ending on December 31, 2005.

Vote Required.
          The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of the Company's Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve the Stock Incentive Plan with respect to Section 162(m) of the Code. Absentions from voting on this matter will be treated as votes against, while broker non-votes, if any, will be treated as shares not voted. Such vote will also satisfy the shareowner approval requirements of the New York Stock Exchange and Section 422 of the Code with respect to the grant of ISOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK INCENTIVE PLAN.

PROPOSAL NO. 3 - APPROVAL OF OGE ENERGY CORP. 2003 ANNUAL
INCENTIVE COMPENSATION PLAN

          The Board of Directors has approved and recommended the adoption of an annual incentive compensation plan subject to approval by shareowners. The OGE Energy Corp. 2003 Annual Incentive Compensation Plan (the "Annual Plan") is intended to replace the OGE Energy Corp. Annual Incentive Compensation Plan, which was approved by shareowners at the 1998 annual meeting (the "current annual plan"). As discussed below, the Annual Plan is designed to comply with Section 162(m) of the Code and the Annual Plan will not become effective unless the shareowner approval described below is obtained.

          The purpose of the Annual Plan is to maximize the efficiency and effectiveness of the operations of the Company and its subsidiaries by providing incentive compensation opportunities to certain key executives and managers responsible for operational effectiveness and to link further the financial interests and objectives of employees with those of the Company and its shareowners. The Annual Plan provides for the payment of annual cash bonuses based on Company performance and individual performance.

          The Annual Plan is designed to take into account Section 162(m) of the Code, which, as explained above regarding Proposal No. 2, generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are excluded from this deduction limit. In an effort to ensure that certain compensation payable under the Annual Plan to certain executives will qualify as performance-based compensation that is generally tax-deductible, the Annual Plan is being submitted to shareowners of the Company for approval at the Annual Meeting. By approving the Annual Plan, the shareowners will be approving, among other things, the performance measures, eligibility requirements and annual incentive award limits contained therein. The Annual Plan provides for the establishment and payment of Target Company Awards and Target Individual Awards. Target Individual Awards payable under the Annual Plan will not qualify as "performance-based compensation" under Section 162(m) of the Code and, thus, will count toward the annual $1,000,000 deduction limit. For this reason, the Annual Plan precludes the granting or payment of Target Individual Awards to participants who are or may be a Covered Employee. If the shareowners approve the Stock Incentive Plan and the Annual Plan, the Compensation Committee believes that all compensation paid to executives will continue to be deductible by the Company in the foreseeable future.

          Set forth below is a summary of certain important features of the Annual Plan. This summary is qualified in its entirety by reference to the actual plan attached hereto as Annex B.

Administration.
          The Annual Plan will be administered by the Compensation Committee, or such other committee of the Board as the Board may from time to time designate, which, to the extent Target Company Awards are intended to be exempt from Section 162(m) of the Code, will be composed solely of not less than two persons who qualify as "outside directors" for purposes of Section 162(m) of the Code. The Compensation Committee will have sole authority to make rules and regulations relating to the administration of the Annual Plan, and any interpretations and decisions of the Compensation Committee with respect to the Annual Plan will be final and binding.

Eligibility.
          Officers, executives or other key employees of the Company and its subsidiaries who, in the opinion of the Chief Executive Officer, can contribute significantly to the growth and profitability of the Company and its subsidiaries are eligible to be selected by the Compensation Committee to be granted awards under the Annual Plan. Specific criteria for participation shall be established by the Compensation Committee prior to the beginning of each incentive period (generally a calendar year), and selected employees will be notified in writing of their selection, and of their performance goals and related Target Company Awards and Target Individual Awards, as soon as practicable. Under certain circumstances, individuals who become eligible after an incentive period has commenced may participate in the Annual Plan. The Compensation Committee may withdraw its approval for participation in the plan with respect to an incentive period at any time during such period (except after a change of control occurrs during an incentive period), and the employee will not be entitled to the payment of any Award for such incentive period. No participant or other employee shall have the right to participate in the Annual Plan for any incentive period, despite having been selected in a previous incentive period. No right or interest of any participant in the Annual Plan may be assigned, transferred, pledged or encumbered.

Description Of Awards.
          Target Company Awards.  The Annual Plan permits the award of Target Company Awards (expressed as a percentage of base salary), which are established independent of the Target Individual Awards discussed below. On or before the 90th day of each incentive period and in any event before 25% or more of the incentive period has elapsed, the Compensation Committee will establish for each participant, who is to be granted a Target Company Award, the Target Company Award and specific objective performance goals for the incentive period, which will be based on one or more of the following relating to the Company, one or more of its subsidaries, or one or more businesses or functional units thereof: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital expenditures, earnings before income taxes, economic value added, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and/or maintenance cost management (including operation and maintenance expenses per Kwh), and energy production availability performance measures ("Company Performance Goals"). At the time Target Company Awards are established, the Compensation Committee will specify the manner in which the Company Performance Goal(s) will be calculated. In so doing, the Compensation Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal(s). For example, if a Company Performance Goal were earnings per share, the Compensation Committee could, at the time the Company Performance Goals are established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals may also be based on the attainment of specified performance levels of the Company, any of its subsidiaries and/or one or more businesses or functional units thereof under one or more of the measures described above related to the performance of other corporations or indices. Upon establishing the Target Company Awards, the Compensation Committee will establish a minimum level of achievement of the Company Performance Goals that must be met in order to receive any portion of such award.

          The level of achievement of the Company Performance Goals at the end of the incentive period will determine the amount of each participant's Target Company Award that such participant will receive (the "Earned Company Award"), which may exceed 100% of the participant's Target Company Award. If the minimum level of achievement of Company Performance Goals for any incentive period is not met, no payment of an Earned Company Award will be made to the particular participant for that incentive period. To the extent that one or more minimum achievement levels are met or surpassed, and upon certification by the Compensation Committee that the Company Performance Goals have been satisfied and that any other material terms and conditions of the Company Performance Awards are met, payment of an Earned Company Award will be made to the participant for that incentive period. The payment of all Earned Company Awards is subject to reduction or elimination by the Compensation Committee, in its sole discretion, until a change of control occurs. Except as set forth above, the Compensation Committee will have no additional discretion to modify the terms of Company Performance Awards. The maximum amount payable to a participant for an Earned Company Award for any incentive period will not exceed $2,000,000.

          Individual Performance Awards.  The Annual Plan permits the award of Target Individual Awards (expressed as a percentage of base salary), which are established independent of the Target Company Awards discussed above. At the beginning of each incentive period, the Chief Executive Officer will recommend individual performance goals for each plan participant, other than any Covered Employee who is granted a Target Individual Award. The Compensation Committee will consider and approve or modify the recommendations as appropriate. The Chief Executive Officer may adjust individual performance goals if he determines external changes or other unanticipated conditions have materially affected the fairness of the goals. The level of achievement of the individual performance goals at the end of the incentive period will determine the amount of each participant's Target Individual Award that such participant will receive (the "Earned Individual Award"), which may range from 0% to 175% of the participant's Target Individual Award and cannot exceed $250,000. The payment of all Earned Individual Awards is subject to approval by the Compensation Committee, and will in no way be contingent upon the attainment of, or the failure to attain, the Company Performance Goals for the Target Company Awards granted to participants.

          Because the individual performance goals described above are not objective in nature, the award of Target Individual Awards and the payout of Earned Individual Awards do not qualify as "performance-based compensation" as defined in Section 162(m) of the Code. In order to ensure compliance with Section 162(m), the Annual Plan precludes the granting of Target Individual Awards or payout of Earned Individual Awards to participants who are or may be Covered Employees. However, the Compensation Committee desires to retain the ability to evaluate other key employees on a subjective basis through Target Individual Awards.

Termination of Employment.
          In the event of termination due to death, total and permanent disability or retirement, and such termination does not occur within 24 months after a change of control, any Earned Awards (Earned Individual Awards and/or Earned Company Awards) for the incentive period in which the termination occurs will be prorated to reflect participation prior to termination. In the event of termination for any other reason, and such termination does not occur within 24 months after a change of control, all of a participant's rights to an Earned Award for the incentive period then in progress will be forfeited; provided that, except in the event of termination for cause, the Compensation Committee may, in its discretion, pay a prorated award for the portion of the incentive period that the participant was employed.

Change of Control.
          If any participant is terminated voluntarily or involuntarily for any reason other than for cause within 24 months after a change of control (as defined in the Annual Plan which is attached as Annex B), all awards previously deferred (with earnings) will be paid to the participant; along with the Target Company Award and the Target Individual Award established for the participant for the incentive period in progress at the time of termination, which is prorated for the portion of the incentive period the participant is employed.

Amendment and Discontinuance.
          Subject to the provisions of the Plan, the Board of Directors of the Company has absolute discretion to amend, modify, suspend or terminate the Annual Plan at any time.

New Plan Benefits.
          Although the Compensation Committee has awarded target company awards to certain individuals under the current annual plan (see 2003 Awards, below), it cannot be determined at this time what benefits or amounts, if any, will be allocated to or received by any persons or group of persons under the Annual Plan if the plan is adopted. Such determinations as to allocations are at the discretion of the Compensation Committee and as to receipt of payouts is dependent upon future performance. However, the benefits and amounts payable under the current annual plan for 2002 and prior years are set forth in the bonus column of the Summary Compensation Table on page 14 of this proxy statement.

2003 Awards.
          The Compensation Committee in November 2002 awarded target company awards under the current annual plan to the following individuals and groups described below:

                     OGE ENERGY CORP. ANNUAL INCENTIVE COMPENSATION PLAN

  Name and Position                                               Dollar Value of Target Awards ($)

  S.E. Moore
  Chairman, President and Chief Executive Officer.............................  $ 532,500

  A.M. Strecker
  Executive Vice President and Chief Operating Officer........................  $ 299,000

  P.B. Delaney
  E.V.P. Finance and Strategic Planning and CEO - Enogex Inc..................  $  240,000

  J.R. Hatfield
  Sr. Vice President and Chief Financial Officer.............................   $  155,000

  J.T. Coffman
  Sr. Vice President Power Supply............................................   $  102,000

  R.A. Farrell
  Former President and Chief Executive Officer Enogex Inc....................   $        0

  Executive Group (5 persons) ...............................................   $  240,250

  Non-Executive Director Group (8 persons)...................................   $        0

  Non-Executive Officer Employee Group (66 persons)..........................   $1,888,083

          The awards were granted for the incentive period commencing January 1, 2003 and ending December 31, 2003, and their payout is dependent upon individual and Company performance. Depending on such performance, the payout may exeed 100% of the Target Awards. In the event that the Annual Plan is not approved by the shareowners at the Annual Meeting, these awards will not be affected. Yet, the Board of Directors will consider what other actions, if any, will be necessary to effectuate the Company's executive compensation program.

Vote Required.
          The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the Annual Plan with respect to Section 162 (m) of the Code. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
OF THE ANNUAL INCENTIVE PLAN.

CHANGE OF INDEPENDENT
PUBLIC ACCOUNTANTS

          On May 16, 2002 the Board of Directors of the Company, upon recommendation of the Audit Committee, dismissed Arthur Andersen LLP as independent public accountants of the Company and Oklahoma Gas and Electric Company and engaged Ernst & Young LLP as independent public accountants of the Company and OG&E for fiscal year 2002. Ernst & Young will continue to serve as the Company's and OG&E's independent public accountants for fiscal year 2003. The Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders. Representatives of Ernst & Young will be present at the Annual Meeting of Shareowners and will have the opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareowners at the meeting.

          Arthur Andersen's reports on the Company's financial statements for the fiscal years ended December 31, 2000, and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the fiscal years of the Company ended December 31, 2000, and December 31, 2001, and subsequent interim period through May 16, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

          None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal years of the Company ended December 31, 2000, and December 31, 2001, or within the interim period through May 16, 2002.

          The Company provided Arthur Andersen with a copy of the foregoing disclosures. By copy of a letter dated May 21, 2002, Arthur Andersen stated its agreement with such statements.

          During the fiscal years of the Company ended December 31, 2000, and December 31, 2001, and the subsequent interim period through May 16, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SHAREOWNER PROPOSALS

          Any shareowner proposal intended to be included in the proxy statement for the Annual Meeting in 2004 must be received by the Company on or before December 12, 2003. Proposals received by that date, deemed to be proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission, will be included in the 2004 proxy statement.

          If you intend to submit a shareowner proposal for consideration at the Annual Meeting, but do not want it included in the proxy statement, you must follow the procedures established by our By-laws. These procedures require that you notify us in writing of your proposal. Your notice must be received by the Secretary at least 90 days prior to the meeting and must contain the following information:

   o a brief  description  of the business you desire to bring before the Annual
     Meeting  and your  reasons  for  conducting  such  business  at the  Annual
     Meeting,

   o your name and address,

   o the number of shares of Common Stock which you beneficially own, and

   o any material interest you may have in the business being proposed.

LOCATION OF THE NATIONAL COWBOY AND WESTERN HERITAGE MUSEUM

East Bound or West Bound I-44
Exit to Martin L. King Ave., continuing northerly approximately .2 miles.
Proceed west on Northeast 63rd Street .5 miles to National Cowboy and Western Heritage Museum.

[MAP]

ANNEX A

OGE ENERGY CORP. 2003 STOCK INCENTIVE PLAN

Section 1.     Purposes/Definitions.
          The purpose of the Plan is to give the Company and its Affiliates a competitive advantage in attracting, retaining and motivating non-employee directors, officers and employees and to provide the Company and its Affiliates with the ability to provide incentives more directly linked to the profitability of the Company's businesses, increases in shareowner value and enhancement of performance relative to customers.

For purposes of the Plan, the following terms are defined as set forth below:

 a.  "Affiliate" means (i) a corporation at least 50 percent of the common stock or voting power of which is owned,  directly or  indirectly by the Company, and (ii) any other  corporation  or other entity  controlled by the Company and designated by the Committee from time to time.
 b.  "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or
     Performance Unit.
 c.  "Award Cycle" shall mean a period of  consecutive  fiscal years or portions thereof  designated by the Committee over which Performance Units are to be earned.
 d.  "Board" means the Board of Directors of the Company.
 e.  "Change of Control"  and "Change of Control  Price" have the  meanings  set forth in Section 9(b) and (c); respectively.
 f.  "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and any successor thereto.
 g.  "Commission" means the Securities and Exchange  Commission or any successor agency.
 h.  "Committee" means the Committee referred to in Section 2.
 i. "Common Stock" means common stock, par value $.01 per share, of the Company.
 j. "Company" means OGE Energy Corp., an Oklahoma corporation.
 k.  "Covered  Employee" shall mean a participant  designated prior to the grant of shares of Restricted Stock or Performance  Units by the Committee who is
     or may be a "covered  employee" within the meaning of Section  162(m)(3) of the Code in the year in which  Restricted  Stock or  Performance  Units are taxable to such participant.
 l.  "Disability"  means  permanent and total  disability  as  determined  under procedures established by the Committee for purposes of the Plan.
 m.  "Disinterested  Person"  means a member  of the Board  who  qualifies  as a non-employee  director  as defined in Rule  16b-3,  as  promulgated  by the
     Commission under the Exchange Act, or any successor  definition  adopted by the  Commission,  and as an  "outside  director"  for  purposes  of Section
     162(m).
 n.  "Early Retirement" of an employee means Termination of Employment at a time when the employee is entitled to early retirement  benefits pursuant to the early  retirement  provisions  of  the  applicable  pension  plan  of  such employer.
 o.  "Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time, and any successor thereto.
 p.  "Fair  Market  Value"  means,  as of any given date,  the mean  between the highest and lowest  reported  sales prices of the Common Stock on such date on the New York Stock  Exchange  Composite  Tape (or, if not listed on such exchange,  on any other  national  securities  exchange on which the Common
     Stock is listed or on NASDAQ) or, if there are no

     sales on such date, on the next  preceding  trading day during which a sale occurred.  If there is no regular  public  trading  market for such  Common
     Stock,  the Fair Market Value of the Common Stock will be determined by the
     Committee in good faith.

 q.  "Incentive  Stock  Option"  means  any  Stock  Option  designated  as,  and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.
 r.  "Non-Qualified  Stock  Option"  means  any  Stock  Option  that  is  not an
     Incentive Stock Option.
 s.  "Normal  Retirement" means (i) with respect to an employee,  Termination of
     Employment  at a time when the  employee is  entitled to normal  retirement benefits pursuant to the applicable  pension plan of such employer and (ii)
     with respect to a non-employee director, retirement from the Board pursuant to the applicable rules for the Board.
 t.  "Performance   Goals"  means  the  performance  goals  established  by  the
     Committee in writing prior to the grant of Restricted  Stock or Performance
     Units that are based on the attainment of goals by the Company, one or more
     Affiliates or one or more business or functional  units thereof relating to one or more of the following:  total shareholder return, return on capital, earnings per share,  market share, stock price, sales, costs, net operating income,  net  income,  return on  assets,  earnings  before  income  taxes, depreciation and  amortization,  return on total assets  employed,  capital expenditures,  earnings  before income taxes,  economic  value added,  cash flow, retained earnings, return on equity, results of customer satisfaction surveys,  aggregate product price and other product price measures,  safety record, service reliability, demand-side management (including conservation
     and  load  management),   operating  and/or  maintenance  costs  management
     (including   operation  and  maintenance  expenses  per  Kwh),  and  energy production  availability.  At the time of establishing a Performance  Goal, the Committee shall specify the manner in which the Performance  Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified  events  from  the  calculation  of the  Performance  Goal.  Such
     Performance Goals also may be based upon the attainment of specified levels of  performance  of the  Company,  one or  more  Affiliates  or one or more business or  functional  units  thereof  under one or more of the  measures described  above  relative  to the  performance  of other  corporations  or indices. With respect to Covered Employees,  all Performance Goals shall be
     objective    performance    goals    satisfying   the    requirements   for
     "performance-based compensation" within the meaning of Section 162(m)(4) of the  Code,  and  shall  be set by the  Committee  within  the  time  period prescribed by Section 162(m) and related regulations.
 u.  "Performance Units" means an award made pursuant to Section 8.
 v.  "Plan" means the OGE Energy Corp.  2003 Stock  Incentive Plan, as set forth herein and as hereinafter amended from time to time.
 w.  "Restricted Stock" means an award granted under Section 7.
 x.  "Retirement" means Normal or Early  Retirement.
 y.  "Rule 16b-3"  means Rule 16b-3,  as  promulgated  by the  Commission  under
     Section 16(b) of the Exchange Act, as amended from time to time.
 z.  "Section  162(m)" means Section 162(m) of the Code, as amended from time to time.
 aa. "Stock Appreciation Right" means a right granted under Section 6.
 bb. "Stock  Option" means an option granted under Section 5.
 cc. "Termination  of  Employment"  means (i) with respect to an  employee,  the termination of participant's  employment with the Company and any Affiliate and (ii) with respect to a non-employee director, termination of service on the Board. A participant  employed by an Affiliate  shall also be deemed to incur a Termination of Employment if the Affiliate

     ceases  to be  an  Affiliate  and  the  participant  does  not  immediately thereafter  become  or  remain  an  employee  of  the  Company  or  another
     Affiliate.

In addition, certain other terms that are defined herein shall have the definitions so ascribed to them.

Section 2.     Administration.

          The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time determine, which committee, to the extent required to comply with Rule 16-3 and Section 162(m), shall be composed solely of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to non-employee directors of the Company and officers and employees of the Company and its Affiliates. Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a)  to select the non-employee  directors,  officers and employees to whom Awards may from time to time be granted;
          (b)  to determine  whether and to what extent Incentive Stock Options,
               Non-Qualified   Stock   Options,   Stock   Appreciation   Rights,
               Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;
          (c)  to  determine  the number of shares of Common Stock to be covered by each Award granted hereunder;
          (d)  to  determine  the terms  and  conditions  of any  Award  granted hereunder,  including,  but not  limited  to,  the  option  price
               (subject to Section 5(a)), any vesting condition,  restriction or limitation  (which  may  be  related  to the  performance  of the participant,  the Company,  any Affiliate or one or more business or  functional  units  thereof) and any vesting  acceleration  or forfeiture  waiver  regarding  any Award and the shares of Common
               Stock  relating  thereto,  based on such factors as the Committee shall determine;
          (e)  to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time,  including  but not  limited to
               Performance Goals; provided,  however, that the Committee may not adjust  upwards  the  amount  payable  to  a  designated  Covered
               Employee with respect to a particular Award upon the satisfaction of applicable  Performance Goals or take any other such action to the extent  such action or the  Committee's  ability to take such action  would  cause  any  Award  under  the Plan to any  Covered
               Employee to fail to qualify as "performance  based  compensation"
               within the meaning of Section 162(m) and the  regulations  issued thereunder;
          (f)  to determine to what extent and under what  circumstances  Common
               Stock and other amounts payable with respect to an Award shall be deferred; and
          (g)  to determine under what  circumstances an Award may be settled in cash or Common Stock under Section 8(b)(i).

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

          The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Company the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

          Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and its Affiliates and Plan participants.

Section 3.     Common Stock Subject to Plan; Other Limitations.

          The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,700,000; provided, that not more than 500,000 of such shares shall be issued as Restricted Stock; and provided further that all of such shares may be available for issuance upon exercise of Incentive Stock Options. No participant may be granted Awards covering in excess of 500,000 shares of Common Stock in any one calendar year, and all such Awards may be granted as Stock Options or Stock Appreciation Rights (if any). No participant who is a non-employee director of the Company may be granted, in any one calendar year, Awards covering in excess of 5,000 shares of Common Stock. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No participant may be granted Performance Units in any one calendar year payable in cash in an amount that would exceed $1,000,000 and no participant who is a non-employee director of the Company may be granted Performance Units in any one calendar year payable in cash in an amount that would exceed $15,000.

          Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan. In the event that (a) any participant delivers shares of Common Stock (i) to pay the exercise price of a Stock Option or any other Award, or (ii) in satisfaction of any tax withholding requirement, or (b) any other payment made or benefit realized under the Plan is satisfied by the transfer or relinquishment of shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be increased by the number of shares of Common Stock so surrendered, paid or relinquished.

          In the event of any change in corporate capitalization, such as a stock split or dividend, or a corporate transaction, such as any merger, consolidation, share exchange, separation, including a spinoff, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number and kind of shares reserved for issuance under the Plan in the aggregate or to any participant, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 4.     Eligibility.

          Officers and employees of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates and non-employee directors of the Company are eligible to be granted Awards under the Plan.

Section 5.     Stock Options.

          The Committee shall determine the non-employee directors, officers and employees to whom and the time or times at which Stock Options shall be granted under the Plan. Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

          The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limits on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

          Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

          Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a)  Option Price. The option exercise price per share of Common Stock purchasable  under a Stock  Option  shall  be  determined  by the
               Committee and set forth in the option agreement, and shall not be less than the Fair Market  Value of the Common  Stock  subject to the Stock Option on the date of grant.
          (b)  Option Term.  The term of each Stock Option shall be fixed by the
               Committee,  but no Incentive  Stock  Option shall be  exercisable more than 10 years after the date the Stock Option is granted.
          (c)  Exercisability.   Except  as  otherwise  provided  herein,  Stock
               Options shall be exercisable at such time or times and subject to
               such  terms  and   conditions  as  shall  be  determined  by  the
               Committee.  If the  Committee  provides  that any Stock Option is exercisable only in  installments,  the Committee may at any time waive such

               installment  exercise  provisions,  in whole or in part, based on such factors as the Committee  may  determine.  In addition,  the
               Committee may at any time  accelerate the  exercisability  of any
               Stock Option.
          (d)  Method of Exercise.  Subject to the provisions of this Section 5,
               Stock Options may be exercised,  in whole or in part, at any time during the option  term by giving  written  notice of exercise to the Secretary of the Company at the Company's principal executive office,  specifying  the number of shares of Common Stock subject to the Stock Option to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept, or in such other manner as the Committee approves. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option and, in the case of the exercise of a Nonqualified Stock Option, Restricted Stock subject to an Award hereunder which is of the same class as the Common Stock subject to the Stock Option (based, in each case, on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

          If payment of the option exercise price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

          In the discretion of the Committee, and to the extent not prohibited by applicable law, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          No shares of Common Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 13(a).

     (e)  Nontransferability   of  Stock  Options.  No  Stock  Option  shall  be
          transferable  by the optionee other than (i) by will or by the laws of descent and  distribution or (ii) in the case of a Nonqualified  Stock
          Option,  pursuant  to a gift  to  such  optionee's  children,  whether directly  or  indirectly  or by  means of a trust  or  partnership  or
          otherwise,   if  expressly   permitted  under  the  applicable  option
          agreement.  All  Stock  Options  shall  be  exercisable,   during  the
          optionee's lifetime,  only by the optionee or by the guardian or legal representative  of the optionee,  it being  understood  that the terms
          "holder" and "optionee" include the guardian and legal  representative of the optionee  named in the option  agreement and any person to whom an option is

          transferred by will or the laws of descent and distribution or, in the case of a  Nonqualified  Stock  Option,  a gift  permitted  under  the applicable option agreement.
     (f)  Termination of Employment By Death. Unless otherwise determined by the
          Committee, if an optionee incurs a Termination of Employment by reason of death,  any Stock Option held by such  optionee  shall  immediately become exercisable and may thereafter be exercised by the holder for a period of three years (or such  shorter  period as the  Committee  may specify in the option  agreement) from the date of such death or until the  expiration  of the stated  term of such Stock  Option,  whichever period is the shorter.
     (g)  Termination  of Employment By Reason of Disability.  Unless  otherwise determined by the  Committee,  if an optionee  incurs a Termination of
          Employment  by reason of  Disability,  any Stock  Option  held by such optionee shall  immediately  become  exercisable and may thereafter be exercised by the optionee for a period of three years (or such shorter period as the Committee may specify in the option  agreement) from the date of such  Termination of Employment or until the expiration of the stated term of such Stock  Option,  whichever  period is the  shorter;
          provided,  however,  that if the optionee dies within such  three-year period (or such shorter period),  any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year
          (or such shorter)  period,  continue to be exercisable for a period of
          12 months from the date of such death or until the  expiration  of the stated term of such Stock Option,  whichever period is the shorter. In the event of Termination of Employment by reason of Disability,  if an
          Incentive  Stock  Option  is  exercised  after the  expiration  of the exercise  periods  that apply for purposes of Section 422 of the Code, such Stock Option will  thereafter be treated as a Nonqualified  Stock
          Option.
     (h)  Termination  of Employment By Reason of Retirement.  Unless  otherwise determined by the  Committee,  if an optionee  incurs a Termination of
          Employment  by reason of  Retirement,  any Stock  Option  held by such optionee shall  immediately  become  exercisable and may thereafter be exercised by the optionee for a period of three years (or such shorter period as the Committee may specify in the option  agreement) from the date of such  Termination of Employment or until the expiration of the stated term of such Stock  Option,  whichever  period is the  shorter;
          provided,  however,  that if the optionee dies within such  three-year
          (or such  shorter)  period any  unexercised  Stock Option held by such optionee shall,  notwithstanding the expiration of such three-year (or such shorter)  period,  continue to be exercisable  for a period of 12 months  from the date of such  death or until  the  expiration  of the stated term of such Stock Option,  whichever period is the shorter. In the event of Termination of Employment by reason of Retirement,  if an
          Incentive  Stock  Option  is  exercised  after the  expiration  of the exercise  periods  that apply for purposes of Section 422 of the Code, such Stock Option will  thereafter be treated as a Nonqualified  Stock
          Option.
     (i)  Other  Termination of Employment.  Unless otherwise  determined by the
          Committee,  if an optionee  incurs a Termination of Employment for any reason other than death,  Disability or  Retirement,  any Stock Option held by such  optionee  shall  thereupon  terminate,  except that such
          Stock Option, to the extent then  exercisable,  or on such accelerated basis as the Committee may determine,  may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's stated term if such  Termination of Employment of the optionee is involuntary;  provided, however, that if the optionee dies within such three-month  period,  any unexercised
          Stock Option then held by such  optionee  shall,  notwithstanding  the expiration of such three-month  period,  continue to be exercisable to the  extent  to which it was  exercisable  at the time of death  for a period  of 12  months  from  the  date  of such  death  or  until  the expiration of the stated term of such Stock Option,  whichever  period is the shorter. Notwithstanding the foregoing, if an optionee incurs a
          Termination  of Employment at or after a Change of Control (as defined in  Section  9(b)),  other  than by  reason of  death,  Disability  or
          Retirement,   any  Stock  Option  held  by  such  optionee   shall  be
          exercisable for the lesser of (1) six months and one day from the date of such  Termination of  Employment,  or (2) the balance of such Stock
          Option's stated term. In the event of Termination of Employment, if an
          Incentive  Stock  Option  is  exercised  after the  expiration  of the exercise  periods  that apply for purposes of Section 422 of the Code, such Stock Option will  thereafter be treated as a Nonqualified  Stock
          Option.
     (j)  Change of Control Cash-Out. Notwithstanding any other provision of the
          Plan, during the 60-day period from and after a Change of Control (the
          "Exercise Period"),  unless the Committee shall determine otherwise at the time of grant,  an optionee  shall have the right,  whether or not the Stock  Option is fully  exercisable  and in lieu of the payment of the  exercise  price for the shares of Common  Stock  being  purchased under the Stock Option and by giving  notice to the Company,  to elect
          (within the  Exercise  Period) to  surrender  all or part of the Stock
          Option to the  Company  and to  receive  cash,  within 30 days of such notice,  in an  amount  equal to the  amount  by which  the  Change of
          Control  Price per share of Common Stock on the date of such  election shall  exceed the  exercise  price per share of Common Stock under the
          Stock  Option  (the  "Spread")  multiplied  by the number of shares of
          Common  Stock  granted  under the  Stock  Option as to which the right granted under this Section 5(j) shall have been exercised.
Section 6.     Stock Appreciation Rights.

     (a)  Grant and Exercise.  Stock  Appreciation  Rights may be granted by the
          Committee in conjunction  with all or part of any Stock Option granted under the  Plan.  In the case of a  Nonqualified  Stock  Option,  such rights  may be  granted  either  at or after the time of grant of such
          Stock Option.  In the case of an Incentive  Stock Option,  such rights may be granted only at the time of grant of such Stock Option.

          A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b)  Terms and  Conditions.  Stock  Appreciation  Rights  shall be  granted pursuant to a written  agreement  which shall  contain  such terms and conditions  as shall be  determined  by the  Committee,  including the following:
          (i)  Stock Appreciation  Rights shall be exercisable only at such time or times

               and to the extent that the Stock Options to which they relate are exercisable  in accordance  with the  provisions of Section 5 and this Section 6.
          (ii) Upon the  exercise  of a Stock  Appreciation  Right,  an optionee shall be entitled to receive an amount in cash,  shares of Common
               Stock or both  equal in value to the  excess  of the Fair  Market
               Value on the date of exercise  of one share of Common  Stock over the option price per share  specified in the related Stock Option
               (or, if the Stock  Appreciation  Right was granted after the time of grant of the related Stock  Option,  over the strike price for the Stock  Appreciation  Right as determined by the Committee and set forth in the Stock Appreciation Right agreement, which strike price per share shall not be less than the Fair Market  Value per share  of  Common  Stock  on the  date  of  grant  of  the  Stock
               Appreciation Right) multiplied by the number of shares in respect of which the Stock  Appreciation Right shall have been exercised, with the  Committee  having  the right to  determine  the form of payment.
         (iii) Stock Appreciation Rights shall be transferable only to permitted transferees  of the  underlying  Stock Option in accordance  with
               Section 5(e).
          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been  exercised  for the  purpose  of the limitation  set  forth in  Section  3 on the  number of shares of
               Common Stock to be issued under the Plan,  but only to the extent of the number of shares as to which the Stock  Appreciation Right is exercised at the time of exercise.
Section 7.     Restricted Stock.

     (a)  Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards  granted under the Plan.  The Committee shall determine the non-employee directors,  officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded,  the  number  of  shares  to be  awarded  to any  participant
          (subject to the aggregate limits on grants to individual  participants set forth in Section 3), the conditions for vesting, the time or times within  which such Awards may be subject to  forfeiture  and any other terms and conditions of the Awards,  in addition to those contained in
          Section 7(c).

          The Committee shall in the case of Covered Employees, and may in the case of other participants, condition the vesting of Restricted Stock upon the attainment of Performance Goals established before or at the time of grant and, in each instance, may establish the various levels of achievement of Performance Goals at which a portion or all of such Restricted Stock vests. In the case of Covered Employees, prior to the vesting of any Restricted Stock, the Committee shall certify in writing that the applicable Performance Goals and any other material terms have been satisfied. The Committee may, in addition to requiring satisfaction of any applicable Performance Goals, also condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

     (b)  Awards and Certificates. Shares of Restricted Stock shall be evidenced in such  manner  as the  Committee  may  deem  appropriate,  including book-entry registration or issuance of one or more stock certificates.
          Any certificate  issued in respect of shares of Restricted Stock shall be  registered  in the  name of such  participant  and  shall  bear an
          appropriate   legend   referring   to  the  terms,   conditions,   and
          restrictions applicable to such Award,  substantially in the following form:

          "The  transferability  of this  certificate  and the  shares  of stock represented hereby are subject to the terms and conditions  (including forfeiture)  of the  OGE  Energy  Corp.  Stock  Incentive  Plan  and a
          Restricted Stock  Agreement.  Copies of such Plan and Agreement are on file at the offices of OGE Energy Corp. at 321 North Harvey,  Oklahoma
          City, Oklahoma 73101-0321."

          The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (c)  Terms and Conditions.  Shares of Restricted  Stock shall be subject to the following terms and conditions:
          (i)  Subject to the  provisions of the Plan  (including  Section 5(d))
               and  the  Restricted  Stock  Agreement  referred  to  in  Section
               7(c)(vi),  during  the  period,  if  any,  set by the  Committee,
               commencing   with  the  date  of  such   Award  for  which   such
               participant's  continued  service is required  (the  "Restriction
               Period"),  and  until  the  later  of (i) the  expiration  of the
               Restriction  Period and (ii) the date the applicable  Performance
               Goals  (if any)  are  satisfied,  the  participant  shall  not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted  Stock.  Within these limits,  the Committee may  provide for the lapse of  restrictions  based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or
               upon  performance;   provided,  however,  that  in  the  case  of
               Restricted Stock with respect to which a participant is a Covered
               Employee, any applicable Performance Goals have been satisfied.
          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement,  the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company  holding the class or series of Common
               Stock that is the subject of the Restricted Stock,  including, if applicable, the right to vote the shares and the right to receive any cash  dividends.  If so  determined  by the  Committee in the applicable  Restricted  Stock  Agreement  and  subject to Section
               13(f) of the Plan (1) cash  dividends  on the  class or series of
               Common  Stock that is the subject of the  Restricted  Stock Award shall be  automatically  deferred and  reinvested  in  additional
               Restricted  Stock,  held subject to the vesting of the underlying
               Restricted  Stock, or held subject to meeting  Performance  Goals applicable only to dividends, and (2) dividends payable in Common
               Stock shall be paid in the form of  Restricted  Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the  underlying  Restricted  Stock,  or held  subject to meeting  Performance  Goals  applicable  only to dividends.
         (iii) Except  to  the  extent  otherwise  provided  in  the  applicable
               Restricted Stock Agreement,  any applicable  employment agreement and Sections 7(c)(i), 7(c)(iv) and 9(a)(ii), upon a participant's
               Termination of Employment  for any reason during the  Restriction
               Period or before the applicable  Performance Goals are satisfied, all shares still subject to  restriction  shall be

               forfeited by the participant.
          (iv) Except to the extent otherwise  provided in Section 9(a)(ii),  in the event that a participant  incurs a Termination  of Employment due to Retirement or involuntary termination, the Committee shall have  the  discretion  to  waive  in  whole or in part any or all remaining  restrictions  (other than,  in the case of  Restricted
               Stock with respect to which a participant is a Covered  Employee, satisfaction  of the  applicable  Performance  Goals  unless  the participant's  Termination  of  Employment  is  due to  death  or
               Disability)  with  respect  to any or all of  such  participant's shares of Restricted Stock.
           (v) If and when the  applicable  Performance  Goals are satisfied for any shares of Restricted Stock and the Restriction Period expires without a prior  forfeiture of such shares of  Restricted  Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.
          (vi) Each Award shall be confirmed by, and be subject to the terms of, a written Restricted Stock Agreement.
Section 8.     Performance Units.

      (a) Administration.  Performance  Units may be awarded  either alone or in addition to other Awards granted under the Plan. Performance Units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common
          Stock, as the Committee shall determine. The Committee shall determine the  non-employee  directors,  officers and  employees to whom and the time or times at which  Performance  Units shall be awarded,  the form and  number of  Performance  Units to be  awarded  to any  participant
          (subject to the aggregate limits on grants to individual  participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award,  in addition to those  contained in
          Section 8(b).

          The Committee shall condition the settlement of Performance Units upon the attainment of Performance Goals, which shall be established before or at the time of grant. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

      (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:
          (i)  Subject to the  provisions of the Plan and the  Performance  Unit
               Agreement referred to in Section 8(b)(vi),  Performance Units may
               not  be  sold,  assigned,   transferred,   pledged  or  otherwise
               encumbered during the Award Cycle. At the expiration of the Award
               Cycle,  the Committee shall evaluate actual  performance in light of the Performance Goals for such Award, shall certify in writing the extent to which  such  Performance  Goals and other  material terms  have been  satisfied  and shall  determine  the  number of
               Performance  Units  granted  to the  participant  which have been earned and the Committee  may then elect to deliver cash,  shares of Common Stock, or a combination  thereof,  in settlement of the earned Performance Units, in accordance with the terms thereof.
          (ii) Except  to  the  extent  otherwise  provided  in  the  applicable
               Performance Unit Agreement and Sections  8(b)(iii) and 9(a)(iii),
               upon a  participant's  Termination  of Employment  for any reason during the Award Cycle or before the applicable Performance Goals are satisfied, the rights to the

               shares or cash still covered by the Performance Units Award shall be forfeited by the participant.
         (iii) Except  to  the  extent  otherwise  provided  in  the  applicable
               Performance  Unit Agreement and Section  9(a)(iii),  in the event that a  participant  incurs a Termination  of  Employment  due to death, Disability or Retirement, such participant shall receive a prorated  payment  based  on such  participant's  number  of full months of service during the Award Cycle,  further adjusted based on the  achievement  of the  Performance  Goals during the entire
               Award Cycle, as certified by the Committee. Payment shall be made at the  time  payments  are  made  to  participants  who  did not terminate service during the Award Cycle.
          (iv) A  participant   may  elect  to  further  defer  receipt  of  the
               Performance Units payable under an Award (or an installment of an
               Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee  (the  "Elective  Deferral  Period").
               Subject to any exceptions adopted by the Committee, such election must generally be made prior to  commencement  of the Award Cycle for the Award (or for such installment of an Award).
           (v) If and when the  applicable  Performance  Goals are satisfied and the Elective  Deferral Period expires without a prior  forfeiture of the  Performance  Units,  payment in  accordance  with Section
               8(b)(i) hereof shall be made to the participant.
          (vi) Each Award shall be confirmed by, and be subject to the terms of, a written Performance Unit Agreement.
Section 9.     Change of Control Provisions.

      (a) Impact of Event.  Notwithstanding  any other  provision of the Plan to the contrary, in the event of a Change of Control:
          (i)  Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change of Control is  determined  to have  occurred
               and  not  then   exercisable   and  vested   shall  become  fully
               exercisable and vested to the full extent of the original grant.
          (ii) The restrictions  applicable to any Restricted Stock shall lapse, and such Restricted  Stock shall become free of all  restrictions and become  fully vested and  transferable  to the full extent of the original grant.
         (iii) All  Performance  Units  shall be  considered  to be  earned  and payable in full in an amount  that will be equal to the number of
               Performance   Units  that  would  have  been   payable   had  the
               Performance Goals been met at a level that would result in a 100%
               payout of the  Performance  Units  awarded,  and any  deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.
     (b)  Definition  of Change of Control.  For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:
          (i)  An  acquisition  by any  individual,  entity or group (within the meaning of Section  13(d)(3) or 14(d)(2) of the Exchange  Act) (a
               "Person")  of  beneficial  ownership  (within the meaning of Rule
               13d-3  promulgated  under  the  Exchange  Act)  of 20% or more of either  (1) the then  outstanding  shares of common  stock of the
               Company (the "Outstanding Company Common

               Stock") or (2) the combined voting power of the then  outstanding voting  securities of the Company  entitled to vote  generally in the  election  of  directors  (the  "Outstanding  Company  Voting
               Securities");   excluding,   however,  the  following:   (1)  any
               acquisition directly from the Company, (2) any acquisition by the
               Company,  (3) any  acquisition  by any employee  benefit plan (or related  trust)  sponsored  or  maintained  by the Company or any corporation  controlled by the Company or (4) any  acquisition by any  corporation  pursuant to a transaction  which  complies with clauses  (1),  (2) and (3) of  subsection  (iii) of this  Section
               9(b); or
          (ii) A  change  in  the   composition  of  the  Board  such  that  the
               individuals who, as of January 1, 2003, constitute the Board (the
               "Incumbent  Board") cease for any reason to constitute at least a majority of the Board:  provided,  however,  for purposes of this
               Section  9(b),  that any  individual  who becomes a member of the
               Board  subsequent  to  January  1,  2003,   whose  election,   or
               nomination for election by the Company's shareowners was approved by a vote of at  least  a  majority  of  those  individuals  then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent  Board;  but,  provided further,  that any such  individual  whose initial  assumption of office  occurs as a result  of  either  an  actual or  threatened election  contest  with  respect  to the  election  or removal of directors or other actual or threatened  solicitation  of proxies or  consents  by or on  behalf of a Person  other  than the Board shall not be so considered as a member of the Incumbent Board; or
         (iii) Consummation  of a  reorganization,  merger,  share  exchange  or
               consolidation   or  sale   or   other   disposition   of  all  or
               substantially  all of the  assets  of the  Company  (a  "Business
               Combination"),  excluding,  however,  such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively,  of the
               Outstanding  Company Common Stock and Outstanding  Company Voting
               Securities   immediately  prior  to  such  Business   Combination
               beneficially  own,  directly  or  indirectly,  more  than 60% of, respectively,  the  outstanding  shares of  common  stock and the combined voting power of the then outstanding  voting  securities entitled to vote  generally in the election of directors,  as the case may be, of the  corporation  resulting  from  such  Business
               Combination (including,  without limitation,  a corporation which as a  result  of such  transaction  owns  the  Company  or all or substantially  all of the  Company's  assets  either  directly or through  one or more  subsidiaries)  in  substantially  the  same
               proportions  as  their  ownership,   immediately  prior  to  such
               Business Combination, of the Outstanding Company Common Stock and
               Outstanding Company Voting Securities, as the case may be, (2) no
               Person (other than the  corporation  resulting from such Business
               Combination  or any employee  benefit plan (or related  trust) of the  Company or such  corporation  resulting  from such  Business
               Combination)  beneficially owns,  directly or indirectly,  20% or more of, respectively,  the outstanding shares of common stock of the corporation  resulting from such Business  Combination or the combined  voting power of the  outstanding  voting  securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the  members  of the  board of  directors  of the  corporation resulting  from such  Business  Combination  were  members of the
               Incumbent  Board  at the  time of the  execution  of the  initial agreement,  or  the  action  of the  Board,  providing  for  such
               Business Combination; or
          (iv) The  approval  by the  shareholders  of the Company of a complete liquidation or dissolution of the Company.
     (c)  Change of Control Price. For purposes of the Plan,  "Change of Control
          Price"  means the  higher of (i) the  highest  reported  sales  price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange  Composite Tape or other national exchange on which such shares are listed or on NASDAQ  during the 60-day period prior to and  including the date of a Change of Control or (ii) if the
          Change of  Control is the  result of a tender or  exchange  offer or a
          Business Combination, the highest price per share of Common Stock paid in such tender or exchange  offer or Business  Combination;  provided, however,  that in the  case  of  Incentive  Stock  Options  and  Stock
          Appreciation Rights relating to Incentive Stock Options, the Change of
          Control  Price  shall be in all  cases  the Fair  Market  Value of the
          Common  Stock  on the  date  such  Incentive  Stock  Option  or  Stock
          Appreciation Right is exercised.  To the extent that the consideration paid in any such  transaction  described above consists all or in part of  securities  or other  non-cash  consideration,  the  value of such securities or other non-cash  consideration shall be determined in the sole discretion of the Board.
Section 10.     Loans.

          The Company may make loans to a participant in connection with Awards subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Committee shall impose from time to time, including without limitation the rate of interest, if any, and whether such loan shall be recourse or nonrecourse.

          No loan made under the Plan shall exceed the sum of (i) the aggregate price payable with respect to the Award in relation to which the loan is made, plus (ii) the amount of the reasonably estimated combined amounts of Federal and state income taxes payable by the participant.

          No loan shall have an initial term exceeding ten (10) years: provided that the loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one year after Termination of Employment due to death, Retirement or Disability, or (ii) the day of Termination of Employment for any reason other than death, Retirement or Disability.

          Loans under the Plan may be satisfied by the participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in the form of unrestricted Common Stock already owned by the participant where such Common Stock shall be valued at Fair Market Value on the date of such payment.

          When a loan shall have been made, Common Stock with a Fair Market Value on the date of such loan equivalent to the amount of the loan shall be pledged by the participant to the Company as security for payment of the unpaid balance of the loan. Any portions of such Common Stock may, in the discretion of the Committee, be released from time to time as it deems not to be needed as security.

          The making of any loan is subject to satisfying all, and not being prohibited by any, applicable laws, as well as any regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

Section 11.     Term, Amendment and Termination.

          The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

          The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify or continue to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

          The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, except that: (i) no such amendment shall impair the rights of any holder without the holder's written consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 and (ii) no such amendment shall lower the option exercise price of a Stock Option other than as permitted by Section 3 in connection with a change in corporate capitalization or other transaction described in Section 3.

          Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

Section 12.     Unfunded Status of Plan.

          It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 13.     General Provisions.

     (a)  The Committee may require each person  purchasing or receiving  shares pursuant  to an Award to  represent  to and agree with the  Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any
          legend  which  the  Committee   deems   appropriate   to  reflect  any
          restrictions on transfer.

          Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                (1) The listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other  securities  exchange  as  may  at  the  time  be  the principal market for the Common Stock;

                (2) Any  registration or other  qualification  of such shares of the Company under any state or Federal law or regulation, or the maintain-

                    ing  in   effect   of  any   such   registration   or  other
                    qualification  which the  Committee  shall,  in its absolute discretion  upon the advice of counsel,  deem  necessary  or advisable; and
                (3) The obtaining of any other consent, approval, or permit from any state or Federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
     (b)  Nothing  contained  in the  Plan  shall  prevent  the  Company  or any
          Affiliate from adopting other or additional compensation  arrangements for its employees.
     (c)  The  adoption of the Plan shall not confer upon any employee any right to  continued  employment  nor shall it  interfere in any way with the right of the Company or any Affiliate to terminate  the  employment of any employee at any time.
     (d)  No later than the date as of which an amount first becomes  includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to
          the  Company,  or  make  arrangements   satisfactory  to  the  Company
          regarding the payment of, any Federal,  state,  local or foreign taxes of any  kind  required  by law to be  withheld  with  respect  to such amount.  Unless  otherwise  determined  by  the  Company,  withholding obligations may be settled with Common Stock,  including  Common Stock that  is  part  of the  Award  that  gives  rise  to  the  withholding requirement.  The  obligations  of the Company under the Plan shall be conditional on such payment or  arrangements,  and the Company and its
          Affiliates  shall,  to the extent  permitted by law, have the right to
          deduct  any  such  taxes  from  any  payment   otherwise  due  to  the
          participant.  The Committee may establish such  procedures as it deems appropriate,  including the making of irrevocable  elections,  for the settlement of withholding obligations with Common Stock.
     (e)  The Plan and all Awards made and  actions  taken  thereunder  shall be governed by and construed in accordance  with the laws of the State of
          Oklahoma, without reference to principles of conflict of laws.
     (f)  The  reinvestment of dividends in additional  Restricted  Stock at the time of any dividend  payment shall only be  permissible if sufficient shares  of  Common  Stock  are  available  under  Section  3 for  such reinvestment  (taking into account then outstanding  Stock Options and other Awards).
     (g)  The Committee shall establish such procedures as it deems  appropriate for a  participant  to  designate  a  beneficiary  to whom any amounts payable in the event of the  participant's  death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.
     (h)  In the case of a grant of an Award to any  employee  of an  Affiliate, the Company may, if the  Committee  so directs,  issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful  consideration as the Committee may specify,  upon the condition or understanding that the Affiliate will transfer the shares of Common  Stock to the employee in  accordance  with the terms of the
          Award  specified by the  Committee  pursuant to the  provisions of the
          Plan.
     (i)  The Company shall require any successor  (whether  direct or indirect, by purchase,  merger,  consolidation,  reorganization or otherwise) to all or substantially  all of the business and/or assets of the Company expressly  to assume and agree to perform this Plan in the same manner and to the same extent the Company would be

          required to perform if no such  succession had taken place.  This Plan shall be binding  upon and inure to the benefit of the Company and any successor to the Company,  including  without  limitation  any persons acquiring  directly  or  indirectly  all or  substantially  all of the business  and/or  assets of the Company  whether by purchase,  merger, consolidation,  reorganization  or otherwise (and such successor shall thereafter be deemed to "Company" for the purposes of this Plan),  and the heirs, executors and administrators of each Participant.
Section 14.     Effective Date of Plan.

          The Plan shall be effective as of June 30, 2003, subject to approval of the Plan by the shareowners of the Company at its 2003 annual meeting by the affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of common stock of the Company represented at the meeting and entitled to vote thereon.

ANNEX B

OGE ENERGY CORP.
2003 ANNUAL INCENTIVE COMPENSATION PLAN

I.        PURPOSE AND EFFECTIVE TIME OF THE PLAN

          The purpose of the 2003 Annual Incentive Compensation Plan (the "Plan") is to maximize the efficiency and effectiveness of the operations of OGE Energy Corp. and its subsidiaries by providing incentive compensation opportunities to certain key executives and managers responsible for operational effectiveness. The Plan is intended to encourage and reward the achievement of certain results critical to meeting the Company's operational goals. It is also designed to assist in the attraction and retention of quality employees, to link further the financial interest and objectives of employees with those of the Company and to foster accountability and teamwork throughout the Company.

          This Plan is designed to provide incentive compensation opportunities; awards made under this Plan are in addition to base salary adjustments given to maintain market competitive salary levels.

          Payments pursuant to Article 6 of the Plan are intended to qualify under the performance-based compensation exemption of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

          The Plan shall be effective as of June 30, 2003, subject to approval of the Plan by the shareowners of OGE Energy Corp. at its 2003 annual meeting by the affirmative vote of a majority of the shares of common stock of OGE Energy Corp. present in person or represented by proxy at the meeting and entitled to vote.

II.        DEFINITIONS

When used in the Plan, the following words and phrases shall have the following meanings:

   2.1.   "Base  Salary"  means the actual  annual base salary in effect for the first full pay period after the beginning of the Plan Year as shown in the personnel  records of the Company,  and, for a Participant  who is added to the Plan during a Plan Year  pursuant to Section  4.3, his or her  annual  base  salary in  effect  at the time he or she  becomes a
          Participant as shown in the personnel records of the Company.
   2.2.   "Board" means the Board of Directors of Energy Corp.
   2.3.   "Change of Control"  shall mean the  happening of any of the following events:
      (i) An acquisition by any individual,  entity or group (within the meaning of Section  13(d)(3) or 14(d)(2) of the Exchange  Act) (a "Person") of
          beneficial  ownership  (within the  meaning of Rule 13d-3  promulgated under  the  Exchange  Act)  of 20% or  more of  either  (1)  the  then outstanding  shares of common stock of Energy Corp. (the  "Outstanding
          Company  Common  Stock") or (2) the combined  voting power of the then outstanding  voting  securities  of  Energy  Corp.  entitled  to  vote generally  in the  election of  directors  (the  "Outstanding  Company
          Voting  Securities");  excluding,  however,  the  following:  (1)  any acquisition  directly from Energy Corp., (2) any acquisition by Energy
          Corp.,  (3) any  acquisition by any employee  benefit plan (or related trust)  sponsored or  maintained  by Energy Corp.  or any  corporation controlled by Energy Corp. or (4) any  acquisition by any  corporation pursuant to a transaction which complies with clauses (1), (2) and (3)
          of subsection (iii) below; or
     (ii) A change in the  composition  of the Board  such that the  individuals who,  as of  January  1, 2003,  constitute  the Board (the  "Incumbent
          Board")  cease for any reason to constitute at least a majority of the
          Board; provided,  however, that any individual who becomes a member of the Board

          subsequent  to January 1, 2003,  whose  election,  or  nomination  for election by Energy Corp.'s  shareowners,  was approved by a vote of at least a majority of those  individuals  then  comprising the Incumbent
          Board shall be considered as though such  individual  were a member of the Incumbent Board; but,  provided further,  that any such individual whose  initial  assumption  of office  occurs as a result of either an actual or threatened  election contest with respect to the election or removal of  directors or other actual or  threatened  solicitation  of proxies or consents  by or on behalf of a Person  other than the Board shall not be so considered as a member of the Incumbent Board; or
    (iii) Consummation   of  a   reorganization,   merger,   share  exchange  or
          consolidation or sale or other disposition of all or substantially all of the assets of Energy Corp. (a "Business  Combination"),  excluding, however,  such a  Business  Combination  pursuant  to which (1) all or substantially  all  of  the  individuals  and  entities  who  are  the beneficial  owners,  respectively,  of the Outstanding  Company Common
          Stock and Outstanding  Company Voting Securities  immediately prior to such Business  Combination  beneficially  own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock
          and  the  combined  voting  power  of  the  then  outstanding   voting
          securities entitled to vote generally in the election of directors, as the case may be,  of the  corporation  resulting  from  such  Business
          Combination (including,  without limitation,  a corporation which as a result of such  transaction  owns Energy Corp. or all or substantially all of Energy  Corp.'s  assets either  directly or through one or more
          subsidiaries)   in   substantially   the  same  proportions  as  their
          ownership,  immediately  prior to such  Business  Combination,  of the
          Outstanding  Company  Common  Stock  and  Outstanding  Company  Voting
          Securities,  as the  case  may  be,  (2) no  Person  (other  than  the corporation  resulting from such Business  Combination or any employee benefit plan (or related  trust) of Energy Corp.  or such  corporation resulting from such Business Combination)  beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of
          common  stock  of  the   corporation   resulting  from  such  Business
          Combination  or the combined  voting power of the  outstanding  voting securities  of  such  corporation  except  to  the  extent  that  such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors  of the  corporation resulting from such Business Combination were members of the Incumbent
          Board at the time of the  execution of the initial  agreement,  or the action of the Board, providing for such Business Combination; or
     (iv) The  approval  by  the  shareowners  of  Energy  Corp.  of a  complete liquidation or dissolution of Energy Corp.
   2.4.   "Code" means the Internal Revenue Code of 1986, as amended.
   2.5.   "Committee" means the Compensation Committee of the Board or any other
          Committee  of the  Board  designated  by  resolution  of the  Board to perform certain administrative functions under the Plan provided that, to the extent  awards  under the Plan are  intended  to be exempt from
          Section 162(m) of the Code,  such Committee  shall be comprised of two or more persons,  each of whom shall qualify as an "outside  director"
          for purposes of Section 162(m)(4) of the Code.
   2.6.   "Company"  means  Energy  Corp.,  its  subsidiary,  Oklahoma  Gas  and
          Electric  Company,  and any domestic  subsidiary  or division of these entities,  as designated by the  Committee  for  participation  in the
          Plan.
   2.7.   "Company  Performance  Goals" shall have the meaning ascribed to it by
          Section 6.2 hereof.
   2.8.   "Covered Employee" means, for any Plan Year, a Participant  designated prior to the grant of a Target Company Award for such Plan Year who is or may be a "covered employee" within the meaning of Section 162(m)(3)
          of the Code for such Plan Year.
   2.9.   "Earned  Award"  means the Earned  Individual  Award,  if any, and the
          Earned  Company  Award,  if any, for a Participant  for the applicable
          Plan Year.
   2.10.  "Earned   Company  Award"  means  the  actual  award  earned  under  a
          Participant's   Target  Company

          Award during a Plan Year as determined by the Committee  after the end of the Plan Year (pursuant to Section 6.3 hereof).
   2.11.  "Earned  Individual  Award"  means the  actual  award  earned  under a
          Participant's Target Individual Award during a Plan Year as determined by the Committee  after the end of the Plan Year  (pursuant to Section
          5.4 hereof).
   2.12.  "Energy  Corp." shall mean OGE Energy  Corp.  and its  successors  and assigns.
   2.13.  "Participant"  means any  officer,  executive or other key employee of the Company who has been  selected by the  Committee to be eligible to receive an award under the Plan as  provided in Article 4.  Members of the Board who are not employed on a full-time basis by the Company are not eligible to receive awards under the Plan.
   2.14.  "Performance  Matrix"  means the  chart or  charts or other  schedules approved by the Committee that are used to determine the percentage of each  Participant's  Target Company Award which the  Participant  will actually receive as a result of the attainment of Company  Performance
          Goals.
   2.15.  "Plan" means this 2003 Annual Incentive  Compensation  Plan, as it may be amended from time to time.
   2.16.  "Plan  Year"  means a  fiscal  year  beginning  January  1 and  ending
          December 31.
   2.17.  "Target Company Award" means an award established  pursuant to Article
          6 hereof. Such Target Company Award shall be expressed as a percentage of the Participant's Base Salary.
   2.18.  "Target  Individual  Award"  means an award  established  pursuant  to
          Article 5 hereof. Such Target Individual Award shall be expressed as a percentage of the Participant's Base Salary.
III.     ADMINISTRATION OF THE PLAN

          The Plan shall be administered by the Committee to the extent provided herein. Subject to the provisions of the Plan, the Board shall have exclusive authority to amend, modify, suspend or terminate the Plan at any time.

IV.      ELIGIBILITY AND PARTICIPATION

   4.1.   Eligibility.  Eligibility  for  participation  in the  Plan  shall  be limited to those  officers,  executives or other key employees who are nominated for  participation by the Chief Executive  Officer of Energy
          Corp.  (the  "Chief  Executive  Officer")  and  then  selected  by the
          Committee to participate in the Plan.
   4.2.   Participation.  Participation in the Plan shall be determined annually based upon nomination by the Chief Executive  Officer and selection by the Committee. Specific criteria for participation shall be determined by the  Committee  prior to the  beginning of each Plan Year.  Persons selected  for  participation  shall be  notified  in  writing of their selection,  and of their  individual  performance  goals  and  Company
          Performance  Goals and  related  Target  Individual  Awards and Target
          Company Awards, as soon after approval as is practicable.
   4.3.   Partial  Plan Year  Participation.  Subject to  Article 6 herein,  the
          Committee may, upon  recommendation  of the Chief  Executive  Officer, allow an individual who becomes eligible after the beginning of a Plan
          Year to  participate  in the Plan for that period.  In such case,  the
          Participant's  Earned Award  normally  shall be prorated  based on the number of full months of participation during such Plan Year. However, subject  to  Section  5.1 and  Article 6 herein,  the Chief  Executive
          Officer,  subject to Committee  approval,  may  authorize an unreduced
          Earned Award.
   4.4.   Termination  of Approval.  In its sole  discretion,  the Committee may withdraw its approval for  participation in the Plan with respect to a
          Plan  Year  for a  Participant  at any time  during  such  Plan  Year;
          provided,  however,  that such withdrawal must occur before the end of such Plan Year and  provided  further  that,  in the event a Change of
          Control  occurs during a Plan Year,  the Committee may not  thereafter withdraw its approval for a Participant  during such Plan Year. In the event of

          such  withdrawal,   the  employee   concerned  shall  cease  to  be  a
          Participant  as of the  date  designated  by the  Committee,  and  the employee  shall not be entitled to any part of an Earned Award for the
          Plan Year in which such  withdrawal  occurs.  Such  employee  shall be notified  of  such  withdrawal  in  writing  as  soon  as  practicable following such action.
V.        INDIVIDUAL AWARDS

   5.1.   Award Opportunities. At the beginning of each Plan Year, the Committee shall establish  Target  Individual  Award levels for each Participant who is to be granted an  opportunity  to achieve an Earned  Individual
          Award.   The   established   levels  may  vary  in   relation  to  the
          responsibility  level of the  Participant.  In the event a Participant changes job levels during the Plan Year, the Target  Individual  Award may be  adjusted at the  discretion  of the  Committee  to reflect the amount of time at each job level.  Notwithstanding  any  provision  in this Plan to the  contrary,  for any Plan Year (i)  Target  Individual
          Awards and Earned  Individual  Awards  shall not be granted to Covered
          Employees, and (ii) Target Individual Awards shall not be dependent in any  manner  on,  and  shall be  established  independently  of and in addition to, the  establishment  of any Target  Company  Awards or the payout of any Earned Company Awards pursuant to Article 6 herein.
   5.2.   Individual  Performance Goals. At the beginning of each Plan Year, the
          Chief Executive Officer shall recommend  individual  performance goals for each  Participant who is granted a Target  Individual  Award.  The
          Committee shall consider and approve or modify the  recommendations as appropriate.  The level of achievement  of the individual  performance goals by a  Participant  at the end of the Plan  Year,  as  determined pursuant  to Section  5.4 below,  will  determine  such  Participant's
          Earned  Individual  Award,  which  may  range  from 0% to 175% of such
          Participant's Target Individual Award.
   5.3.   Adjustment  of  Individual  Performance  Goals.  The  Chief  Executive
          Officer  shall  have the right to adjust  the  individual  performance goals (either up or down) during the Plan Year if he  determines  that external  changes or other  unanticipated  conditions  have materially
          affected   the   fairness  of  the  goals  and  unduly   influenced  a
          Participant's  ability to meet them; provided,  however,  that no such adjustment to the Chief  Executive  Officer's  individual  performance goals shall be made unless  approved by the  Committee;  and  provided further that no adjustment of such  individual  performance  goals for any Participant shall be made based upon the failure,  or the expected failure,  to attain or exceed the  Company  Performance  Goals for any
          Target  Company  Award  granted to such  Participant  under  Article 6 herein and provided  further that no adjustment  shall be made of such individual  performance  goals  for a Plan  Year in which a Change  of
          Control occurs.
   5.4.   Earned Individual Award  Determination.  At the end of each Plan Year, the Chief  Executive  Officer  shall  review the  performance  of each
          Participant who received a Target Individual Award. Based on the Chief
          Executive  Officer's  determination  as to a  Participant's  level  of achievement  of his or her  individual  performance  goals,  the Chief
          Executive  Officer shall make a recommendation  to the Committee as to the Earned  Individual Award to be received by such  Participant.  The payment of all Earned  Individual Awards is subject to approval by the
          Committee.  The payment of an Earned Individual Award to a Participant shall not be  contingent  in any  manner  upon the  attainment  of, or failure  to  attain,  the  Company  Performance  Goals for the  Target
          Company Awards granted to such Participant under Article 6.
   5.5.   Maximum  Payable/Aggregate  Award Cap. The maximum amount payable to a
          Participant  pursuant  to this  Article 5 for any Plan  Year  shall be
          $250,000.  The Committee also may establish  guidelines  governing the
          maximum   Earned   Individual   Awards  that  may  be  earned  by  all
          Participants in the aggregate, in each Plan Year. These guidelines may be  expressed as a percentage  of a financial  measure,  or such other measure as the Committee shall from time to time determine.
   5.6.   Deferral of Payment.  The Committee may in its sole  discretion  delay payment to a  Participant

          pursuant  to this  Article  5,  until the  Participant  is no longer a
          "covered  employee"  under Section 162(m) of the Code, as amended from time to time, its legislative history, and any regulations promulgated thereunder.
VI.        COMPANY AWARDS

          In addition to any Target Individual Awards granted under Article 5, Target Company Awards based solely on performance of Energy Corp., one or more of its subsidiaries or one or more business or functional units thereof may be established under this Article 6 for Participants. Earned Company Awards are intended to satisfy the performance-based compensation exemption under Code Section 162(m)(4)(C) and the related regulations and shall thus be subject to the requirements set forth in this Article 6.

   6.1.   Award  Opportunities.  On or before the 90th day of each Plan Year and in any  event  before  25% or more of the Plan Year has  elapsed,  the
          Committee shall  establish in writing for each  Participant for whom a
          Target Company Award is to be granted under this Article 6, the Target
          Company Award and specific  objective  performance  goals for the Plan
          Year,  which goals shall meet the  requirements  of Section 6.2 herein
          (such  goals  are  hereinafter  referred  to as  "Company  Performance
          Goals").  The extent, if any, to which an Earned Company Award will be payable  to a  Participant  will be based  solely  upon the  degree of achievement of such preestablished  Company Performance Goals over the specified  Plan  Year;  provided,  however,  that,  unless and until a
          Change of Control occurs,  the Committee may, in its sole  discretion, reduce or eliminate  the amount which would  otherwise be payable with respect  to a Plan  Year.  Payment  of an  Earned  Company  Award to a
          Participant shall consist of a cash award from the Company to be based upon a percentage (which may exceed 100%) of the Participant's  Target
          Company Award.
   6.2.   Company  Performance Goals. The Company  Performance Goals established by the Committee  pursuant to Section 6.1 will be based on one or more of  the  following  relating  to  Energy  Corp.,  one or  more  of its subsidiaries,  or one or more  business or functional  units  thereof:
          total  shareholder  return,  return  on  equity,  return  on  capital, earnings per share,  market  share,  stock price,  sales,  costs,  net operating income, net income, return on assets, earnings before income taxes, depreciation and amortization, return on total assets employed, capital  expenditures,  earnings  before income taxes,  economic value added, cash flow, retained earnings,  results of customer satisfaction surveys,  aggregate  product price and other  product price  measures, safety record, service reliability,  demand-side management (including conservation and load management),  operating and/or  maintenance cost management  (including operation and maintenance expenses per Kwh) and energy production  availability  performance  measures. At the time of establishing a Company  Performance  Goal, the Committee shall specify the manner in which the Company  Performance Goal shall be calculated.
          In so doing, the Committee may exclude the impact of certain specified events from the  calculation  of the  Company  Performance  Goal.  For example,  if the Company Performance Goal were earnings per share, the
          Committee  could,  at the  time  this  Company  Performance  Goal  was established,  specify  that  earnings  per share are to be  calculated without  regard  to any  subsequent  change  in  accounting  standards
          required  by  the  Financial   Accounting   Standards  Board.  Company
          Performance  Goals also may be based on the  attainment  of  specified levels of performance of Energy Corp.,  and/or any of its subsidiaries and/or one or more business or  functional  units thereof under one or more of the measures  described  above relative to the  performance of other  corporations  or  indicies.  As  part of the  establishment  of
          Company  Performance  Goals for a Plan Year, the Committee  shall also establish a minimum level of  achievement  of the Company  Performance
          Goals that must be met for a Participant to receive any portion of his
          Target  Company  Award.  All of the provisions of this Section 6.2 are subject to the requirement that all Company Performance Goals shall be objective performance goals satisfying the

          requirement for "performance-based compensation" within the meaning of
          Section 162(m)(4) of the Code and the related regulations.
   6.3.   Payment of an Earned  Company  Award.  At the time the Target  Company
          Award for a Participant is established,  the Committee shall prescribe a formula to determine the  percentage  (which may exceed 100%) of the
          Target  Company  Award which may be payable to the  Participant  based upon the degree of attainment of the Company  Performance Goals during the Plan Year.  Such  formula may be  expressed in terms of a graph or chart in which the  amount  that may be payable  to a  Participant  is dependent  upon the  combined  degree of  attainment  of more than one
          Company  Performance  Goals.  If the minimum level of  achievement  of
          Company   Performance   Goals  established  by  the  Committee  for  a
          Participant  for a Plan  Year is not  met,  no  payment  of an  Earned
          Company Award will be made to the  Participant  for that Plan Year. To
          the  extent  that  the  minimum  level  of   achievement   of  Company
          Performance  Goals is satisfied or surpassed for a  Participant  for a
          Plan Year,  and upon written  certification  by the Committee that the
          Company  Performance  Goals have been satisfied to a particular extent and that any other material terms and conditions of the Company Target
          Awards have been  satisfied,  payment of an Earned Company Award shall be made to the  Participant  for that Plan Year in accordance with the prescribed  formula except that,  unless and until a Change of Control occurs, the Committee may determine, in its sole discretion, to reduce or eliminate the payment to be made.
   6.4.   Maximum Payable.  The maximum amount payable to a Participant pursuant to  this  Article  6 for  performance  for  any  Plan  Year  shall  be
          $2,000,000.
   6.5.   Committee  Discretion.  Notwithstanding  Articles 3 and 5 herein,  the
          Committee  shall not have  discretion  to  modify  the terms of Target
          Company Awards or the formula for  calculating  Earned Company Awards, except as specifically set forth in this Article 6.
VII.    FORM AND TIME OF PAYMENT OF AWARDS

          Subject to Article 6 and Article 8 herein, as soon as practicable following the availability of the Company's audited financial statements pertaining to the applicable Plan Year, Earned Award payments, if any, for such Plan Year shall be paid in cash.

VIII.  TERMINATION OF EMPLOYMENT

   8.1.   Termination of Employment Due to Death, Disability,  or Retirement. In
          the event a Participant's employment is terminated by reason of death, total and permanent  disability  (as  determined by the  Committee) or retirement  (as  determined by the  Committee)  during a Plan Year and such termination does not occur within twenty-four (24) months after a
          Change of Control,  the Earned Award,  determined  in accordance  with
          Section  5.4 and  Section  6.3  herein,  for such Plan  Year  shall be reduced to reflect participation prior to termination.  This reduction shall be  determined by  multiplying  said Earned Award by a fraction;
          the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is 12. The Earned Award thus  determined for a Plan Year shall be paid as soon as practicable  following the release of the Company's audited financial statements pertaining to such Plan Year.
   8.2.   Termination  of  Employment   for  Other  Reasons.   In  the  event  a
          Participant's  employment  is  terminated  for any  reason  other than death, total and permanent disability (as determined by the Committee)
          or retirement (as determined by the Committee)  during a Plan Year and such termination does not occur within twenty-four (24) months after a
          Change of Control,  all of the Participant's rights to an Earned Award for the Plan Year then in progress shall be forfeited;  provided that, except  in the  event of a  termination  of  employment  for cause (as determined in the sole  discretion of the Committee and without regard to Section 10.2 hereof),  the Committee,  in its sole discretion,  may pay a  prorated  award  for the  portion  of that  Plan  Year that the
          Participant  was employed by Energy Corp. or any of its  subsidiaries, computed as determined by the Committee.

IX.      BENEFICIARY DESIGNATION

          Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he received any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

X.       CHANGE OF CONTROL

   10.1.  Termination Other than for Cause. Notwithstanding any other provisions of the Plan, in the event a Participant's employment with Energy Corp.
          or any of its subsidiaries is terminated  voluntarily or involuntarily for any reason  other than for cause (with cause being  determined  by
          the  Committee  in  accordance  with  Section  10.2  hereof),   within
          twenty-four (24) months after a Change of Control, all awards, if any, previously  deferred (with  earnings) shall be paid to the Participant within  ten (10)  business  days of the  termination,  along  with the
          Target Company Award and Target  Individual Award  established for the
          Participant  for  the  Plan  Year  in  progress  at  the  time  of the employment  termination,  prorated  for the number of days in the Plan
          Year in which the  Participant  was employed by Energy Corp. or any of its  subsidiaries,  up to  and  including  the  date  of  termination;
          provided,  however, any such payment to a Participant pursuant to this
          Section 10.1 shall be reduced to the extent the Participant  otherwise received  payment of such Target  Company  Award or Target  Individual
          Award  pursuant  to the  terms  of  any  employment  agreement,  plan, contract or other  arrangement  involving the  Participant  and Energy
          Corp. or any of its subsidiaries.
   10.2.  Termination for Cause.  In the event a  Participant's  employment with
          Energy Corp. or any of its  subsidiaries  is terminated  for cause (as determined  by the  Committee  in the  manner  hereinafter  set forth)
          within  twenty-four  (24) months after a Change of Control,  no Earned
          Award  will be paid for the Plan Year in  progress  at the time of the employment termination;  provided that, following a Change of Control, a Participant  shall be deemed to be terminated  for cause only if his employment was terminated  involuntarily  at the written  direction of the Committee due solely to: (i) the willful and continued  failure of the  Participant to  substantially  perform his duties (other than any such failure  resulting from physical or mental illness) for a minimum period of two weeks after  receiving a written demand for  substantial performance  from the  Committee  which  specifically  identifies  the manner in which the Committee or Chief Executive Officer believes that the Participant has not substantially performed his duties or (ii) the willful  engaging  by the  Participant  in  illegal  conduct  or gross misconduct  that  is  materially  and  demonstrably  injurious  to the
          Company.
XI.      MISCELLANEOUS

   11.1.  Nontransferability. No Participant shall have the right to anticipate, alienate, sell, transfer,  assign, pledge or encumber his or her right to receive  any award made under the Plan until such an award  becomes payable to him or her.
   11.2.  No  Right  to  Company  Assets.  Any  benefits  which  become  payable hereunder  shall be paid from the general  assets of Energy  Corp.  or applicable  subsidiary.  No  Participant  shall  have  any lien on any assets of the Company by reason of any award made under the Plan.
   11.3.  No  Implied  Rights;  Employment.  The  adoption  of the  Plan  or any modification  or  amendment  hereof does not imply any  commitment  to continue or adopt the same plan, or any  modification

          thereof,  or  any  other  plan  for  incentive  compensation  for  any succeeding  year,  provided,  that no such  modification  or amendment shall  adversely  affect the rights of any person,  without his or her written consent,  under any award theretofore  granted under the Plan.
          Neither  the Plan nor any award made  under the Plan shall  create any employment contract between the Company and any Participant.
   11.4.  Participation. No Participant or other employee shall at any time have a right  to be  selected  for  participation  in the Plan for any Plan
          Year,  despite having been selected for  participation in a prior Plan
          Year.  Nothing in this Plan shall  interfere  with or limit in any way the right of the Company to terminate any Participant's  employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
   11.5.  All  Determinations Final.  All determinations of the Committee or the
          Board as to any disputed  questions arising under the Plan,  including questions of construction and interpretation,  shall be final, binding and conclusive upon all  Participants  and all other persons and shall not be reviewable.
   11.6.  Plan  Description.  Each  Participant  shall be  provided  with a Plan description  and a Plan  agreement  for each  Plan  Year  which  shall include Target Individual Awards, individual performance goals, Target
          Company Awards, Company Performance Goals and a Performance Matrix for
          each year.  In the event of a conflict  between  the terms of the Plan description  and the Plan,  the terms of the Plan shall control unless the Committee decides otherwise.
   11.7.  Successors.  This Plan shall be binding on the  successors and assigns of Energy Corp.

                                                                OGE ENERGY CORP.
                                                   Annual Meeting of Shareowners
          [LOGO]                                                    May 22, 2003

P         The undersigned hereby appoints Steven E. Moore,  Herbert H. Champlin, and Martha W. Griffin,  and each  of them  severally,  with  full  power of
R    substitution  and with full power to act with or without the other,  as the proxies of the  undersigned to represent and to vote all shares of stock of
O    OGE Energy Corp.  held of record by the  undersigned  on March 24, 2003, at the Company's Annual Meeting of Shareowners to be held on May 22, 2003, and
X    at all adjournments thereof, on all matters coming before said meeting.

Y    THIS PROXY,  WHICH IS  SOLICITED  BY  THE  BOARD OF  DIRECTORS,  WILL BE
     VOTED AS DIRECTED.  IF NO  DIRECTION IS MADE,  THIS PROXY WILL BE VOTED FOR
     THE ELECTION AS  DIRECTORS OF THE  NOMINEES  NAMED ON THE  REVERSE SIDE  OF
     THIS  PROXY CARD AND FOR THE  APPROVAL OF  THE OGE ENERGY CORP. 2003  STOCK
     INCENTIVE PLAN AND THE OGE ENERGY CORP. 2003 ANNUAL INCENTIVE  COMPENSATION
     PLAN.

     PLEASE VOTE  BY INTERNET,  TELEPHONE,  OR MARK, DATE,  SIGN AND RETURN THIS
     PROXY CARD  PROMPTLY USING THE  ENCLOSED ENVELOPE.   Unless you  attend and
     vote in person, you  MUST vote by  Internet, telephone, or sign and  return your proxy in order to have your shares voted at the meeting.
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS BELOW.  EACH JOINT OWNER SHOULD     Please mark your votes as
SIGN. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERS SIGNING IN A          indicated in this example /X/
REPRESENTATIVE CAPACITY SHOULD GIVE THEIR FULL TITLES.

--------------------------------------------------------------------------------------------------------------
The Board recommends a vote FOR the election as directors of the nominees named below and a vote FOR approval of the 2003 Stock Incentive Plan.
--------------------------------------------------------------------------------------------------------------
1. Election of Directors:         FOR all             WITHHOLD
                                  NOMINEES           AUTHORITY
   NOMINEES:                  (list exceptions      to vote for
   01 William e. Durrett;       to the right)       all nominees.   ________________________________________
   02 John D. Groendyke;                                            Instruction: To withhold authority to
   and 03 Steven E. Moore         ________           _________      vote for any individual nominee, write
                                                                    that nominee's name on the line above.

                                    FOR     AGAINST   ABSTAIN       4. In their discretion, the proxies are
2. Approval of the OGE Energy                                          authorized to vote upon such other
   Corp. 2003 Stock Incentive                                          business as may properly come before
   Plan.                          ________  _______  _________         the meeting.

3. Approval of the OGE Energy       FOR     AGAINST   ABSTAIN       Discontinue mailing    I will attend the
   Corp. 2003 Annual Incentive                                      of duplicate Annual    Annual Meeting.
   Compensation Plan.             ________  _______  _________      Report _______         _______
--------------------------------------------------------------------------------------------

X                                         /      /2003       X                                   /      /2003
-------------------------------------------------------      -------------------------------------------------
        Signature of Shareowner             Date                     Signature of Shareowner       Date
                                        Detach here from proxy voting card.

       LOGO                     Admission Ticket
321 North Harvey Avenue      RETAIN FOR ADMITTANCE
Oklahoma City, OK 73102

                               Annual Meeting of
                          OGE Energy Corp. Shareowners
                        Thursday, May 22, 2003 10:00 a.m.
                   National Cowboy and Western Heritage Museum
                           1700 Northeast 63rd Street
                            Oklahoma City, Oklahoma

LOCATION OF THE NATIONAL COWBOY AND
     WESTERN HERITAGE MUSEUM

East Bound or West Bound I-44

Exit to Martin L. King Ave., continuing northerly
approximately .2 miles.  Proceed west on Northeast 63rd
Street .5 miles to National Cowboy and Western Heritage
Museum.

                                                                          {MAP}

It is important that your shares are represented at this
meeting, whether or not you attend the meeting in person.
To make sure your shares are represented, we urge you to
vote by Internet, telephone, or complete and mail the proxy
card above.

                                   Vote by Internet or Telephone or Mail
                                      24 Hours a Day, 7 Days a Week

                     Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

       Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

           Internet                             Telephone                                 Mail
           --------                             ---------                                 ----
  http://www.eproxy.com/oge                  1-800-435-6710

  Use the Internet to vote your           Use any touch-tone telephone to         Mark, sign and date
  proxy.  Have your proxy card in         vote your proxy.  Have your               your proxy card
  hand when you access the web      OR    proxy card in hand when you        OR           and
  site.  You will be prompted to          call.  You will be prompted to            return it in the
  enter your control number,              enter your control number,              enclosed postage-paid
  located in the box below, to            located in the box below, and                 envelope.
  create and submit an electronic         then follow the directions given.
  ballot.

                           If you vote your proxy by Internet or by telephone,
                                 you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.oge.com

                  OGE ENERGY CORP.  P.O. BOX 321
                                    Oklahoma City, OK 73101-0321
                                    405-553-3000
                                    www.oge.com

OGE ENERGY CORP.
[LOGO]

April 4, 2003

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

          On behalf of OGE Energy Corp., enclosed for electronic filing, pursuant to Rule 14a-6(b), is a definitive copy of the proxy solicitation material relating to the Annual Meeting of Shareowners of the Company to be held on May 22, 2003.

          Please note that copies of the proxy solicitation material are this day being sent to the New York and Pacific Stock Exchanges in accordance with Rule 14a-6(b).

          The Company intends to commence mailing the foregoing material to its shareowners on approximately April 4, 2003, and to complete the same as soon as possible.

Sincerely,

/s/Carla D. Brockman
   Carla D. Brockman
     Corporate Secretary

Enclosure